Putnam
International
New Opportunities
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Amidst the aftermath of the September terrorist attacks, the implosion of Enron, and an already difficult economic environment, Putnam
International New Opportunities Fund delivered solid returns for the semiannual period ended March 31, 2002.

On the following pages, your management team explains its strategies over the period and discusses expectations for the future. Since performance during the semiannual period has been affected by the uncertainties that have afflicted capital markets in recent months, Putnam's extensive research capabilities are now even more valuable to shareholders as the spotlight has been put on corporate financial statements and how they are prepared.

As you read this report, you may notice that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring staff and products in the pursuit of superior investment performance for the future.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
May 8, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam International Growth Team

Putnam International New Opportunities Fund offers investors many advantages, but two of the most fundamental are the ability to diversify through investments outside the United States and the flexibility to pursue what the team believes are the best growth opportunities without regard to industry or sector. After several difficult periods, the markets finally turned in the favor of growth investors for the semiannual period ended March 31, 2002. During this period, we were able to capitalize on the fund's inherent advantages to generate both a strong absolute gain, and a favorable performance relative to the fund's benchmark, the Salomon Smith Barney World Ex US Primary Markets Growth Index. However, the fund did underperform the average for its Lipper category over this period, a fact we attribute to the fund's emphasis on growth-oriented stocks. The Lipper International Fund category also includes value-oriented and more diversified funds, which fared slightly better over the period.

Total return for 6 months ended 3/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   8.77%   2.57%    8.35%  3.35%    8.35%  7.35%    8.44%   4.60%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* KOREAN INVESTMENTS HELPED DRIVE PERFORMANCE

While the U.S. economy slipped into recession throughout 2001, many international markets were either proving more resilient or entering a phase of their economic cycle that was more favorable to growth. This was true in the United Kingdom, and particularly true for the Republic of South Korea, the home of several companies that delivered returns approaching 100%.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals             14.7%

Banking                      9.7%

Electronics                  9.1%

Telecommunications           8.9%

Oil & gas                    6.1%

Footnote reads:
Based on net assets as of 3/31/02. Holdings will vary over time.


The South Korean economy has been reaping the benefits of a bold, long-term economic plan conceived and implemented by the government after the Asian economic crisis of 1998. Alone among Asian countries, South Korea confronted and resolved its bad-debt problems, which were similar to the ones currently being faced by Japan. South Korea's willingness to allow bankruptcies -- an unusual development in an Asian country -- and the follow-up incentives created to stimulate spending helped to transform the South Korean economy, changing it from export-driven to consumption-driven. The resulting spending boom was apparent in the outstanding investment returns for the period. The top two performers in the portfolio (Samsung Electronics and Samsung SDI) were South Korean companies, and the fund's overweight position relative to the benchmark contributed a substantial benefit to the fund's overall performance.

* BROAD DIVERSIFICATION ALLOWED INVESTMENT IN NONTRADITIONAL SECTORS

In our last report to shareholders, in September 2001, much of the discussion centered on our successful, long-term investments in telecommunications companies around the world. Over the past six months, this industry has undergone a severe deterioration in fundamentals. Subscriber demand has slowed, competition and consolidation have put downward pressure on prices, and debt loads have increased. A significant portion of the portfolio is still allocated to telecommunications, but we have trimmed our position substantially. Vodaphone PLC, Europe's largest wireless company, and NTT DoCoMo of Japan, the world's leading cellular provider, were long-time holdings in the fund and among the top 10 positions. However, over the semiannual period, Vodaphone's stock price declined 17%. Because we had purchased the position at a low price and held it for some time, the fund realized a long-term gain when we reduced our exposure. We continue to hold a smaller position. With NTT DoCoMo, we were less fortunate. The stock declined over 20% during the period and we eliminated the fund's position at a loss.

However, with the decline of technology as the primary growth opportunity and the shift away from telecommunications, the portfolio has become increasingly diversified into areas that have not traditionally offered potent growth opportunities. Consumers' determination to spend on a broad range of products and services throughout the world made the companies that manufacture and sell those products relatively attractive options for the portfolio.

"We like [Putnam International New Opportunities'] potential in growth-biased markets, and we're encouraged by the resources Putnam puts behind its international-investing effort."

-- Bridget B. Hughes, Foreign Fund Insight: Dangerous Liaisons,
Morningstar, January 30, 2002


The big winners were auto manufacturers, which benefited from aggressive sales incentives implemented after September 11 and continued strong demand for luxury vehicles. We added a position in BMW AG, which improved by 57% for the period. PSA Peugeot Citroen SA, another new holding, was also a solid performer. Also flourishing were retail stocks such as Next PLC, a specialty retailer in the United Kingdom, and MFI Furniture Group, a manufacturer and retailer of household furniture and goods in Britain. Both benefited from the unusually strong consumer demand in the United Kingdom.

We did have one major disappointment in the consumer sector. Sammy Corporation, a Japanese gaming company, did not perform as expected and was eliminated from the portfolio. Sammy's negative performance offset, but did not eliminate, what was otherwise an extremely positive result for the consumer sector.

* TARGETED RETURN TO TECHNOLOGY STRENGTHENED RESULTS

Although not the biggest weighting in the portfolio, the technology sector was the most profitable over this period. The year 2001 was marked by a continuation of the severe deterioration in business fundamentals across the board in technology. We responded by diversifying the portfolio to reduce exposure to this devastated sector. At the end of the year, however, signs of partial recovery made targeted technology segments attractive again.

In our opinion, the semiconductor industry looked the most promising, based on improvement in D-RAM pricing and inventory refilling. Four of the best twenty-five performers in the fund were businesses related to the production and sales of semiconductors. Samsung Electronics of the Republic of Korea, one of the major low-cost producers of D-RAM in the world, was the top performer in your fund's portfolio, up over 150% for the period. Taiwan Semiconductor also performed exceedingly well, gaining just over 100% for the period. We reduced our investment in both positions as values increased and we hit our price targets. Maintaining smaller positions is also consistent with our concern that we have not yet seen evidence of the lasting recovery in the end-user markets that will be necessary to sustain long-term growth in their suppliers.

Fund Profile

Putnam International New Opportunities Fund invests mainly in companies outside the United States experiencing rapid earnings, sales, and business unit growth, and with the potential for positive earnings surprises. It is designed for investors seeking long-term capital appreciation and international diversification.


The third-strongest contributor in the fund was not a semiconductor company, but is also in technology. Thomson Multimedia manufactures, among other consumer-electronics products, set-top boxes for satellite broadcasting and broadband access. The company benefited from the post-September 11 bounce, from a consistent increase in the number of subscribers for their digital set-top boxes, and from the problems suffered by the providers of DSL, the company's main competitors in delivering high-speed access. We do not see the technology sector returning in the foreseeable future to the incredible growth rates of previous periods. However, we are looking for this sector to improve as the business and industrial segments gather momentum and corporate IT budgets become less constrained.

* POST-SEPTEMBER 11 REBOUNDS CREATE POCKETS  OF OPPORTUNITY

The terrorist attacks of September 11 transcended national boundaries and impacted financial markets and economies around the world. Dramatic declines in values immediately following the attacks created opportunities to benefit on the upside when these businesses inevitably rebounded to more realistic valuations. A good example was the airline business. Uniquely affected by the events, many airline stocks were disproportionately discounted by investors. Some of the international carriers have rebounded sharply, including three we added during the period. All three made healthy advances. Singapore Airlines was up close to 50%. EasyJet, a low-cost short haul European airline improved by nearly 40%. Qantas Airlines of Australia appreciated by approximately one third when their closest competitor was forced out of business. Investments like these, ones that we continue to hold even after sharp appreciation, account for the accumulation of unrealized gains in your portfolio. These gains result from investments that have already added significant value to the fund, but have the potential to add even more as they approach fair market value.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Sanofi-Synthelabo SA
France
Pharmaceuticals

GlaxoSmithKline PLC
United Kingdom
Pharmaceuticals

Dexia
Belgium
Financial

AstraZeneca PLC
United Kingdom
Pharmaceuticals

Thomson Multimedia SA
France
Electronics

Portugal Telecom SGPS SA
Portugal
Telecommunications

HSBC Holdings PLC
United Kingdom
Banking

Takeda Chemical Industries, Ltd.
Japan
Pharmaceuticals

OMRON Corp.
Japan
Electronics

Vinci SA
France
Engineering & construction

Footnote reads:
These holdings represent 26.0% of the fund's net assets as of 3/31/02. Portfolio holdings will vary over time.


* ECONOMIES AROUND THE WORLD SEEN FAVORING GROWTH STOCKS

We expect the recovery that began in the U.S. economy in the first quarter of 2002 to gather momentum throughout the year. A strong U.S. market usually generates strength globally. The strong performance of the South Korean economy shows no indications of slowing, and the consumer confidence that has been consistently strong in the United States is also evident in markets around the world, a dynamic that has turned formerly staid sectors, such as consumer staples, into growth opportunities. We look for this improvement to translate into an improved international growth stock universe and conditions that are favorable for the high-quality growth stocks that your fund targets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

This fund is managed by the Putnam International Growth Team. The members of the team are Stephen Dexter, Nathan Eigerman, Denise Selden and Peter Hadden.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 3/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (1/3/95)        (7/21/95)       (2/1/99)        (7/21/95)
                   NAV    POP      NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          8.77%   2.57%   8.35%   3.35%   8.35%   7.35%   8.44%   4.60%
------------------------------------------------------------------------------
1 year           -7.09  -12.40   -7.85  -12.45   -7.83   -8.75   -7.60  -10.85
------------------------------------------------------------------------------
5 years           3.58   -2.38   -0.19   -1.57   -0.12   -0.12    1.10   -2.47
Annual average    0.71   -0.48   -0.04   -0.32   -0.02   -0.02    0.22   -0.50
------------------------------------------------------------------------------
Life of fund     54.65   45.73   46.69   46.69   46.65   46.65   49.48   44.23
Annual average    6.21    5.34    5.43    5.43    5.43    5.43    5.71    5.19
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/02

                   Salomon Smith Barney
                World Ex US Primary Markets    Consumer
                      Growth Index           price index
------------------------------------------------------------------------------
6 months                  8.07%                 0.22%
------------------------------------------------------------------------------
1 year                   -9.51                  1.30
------------------------------------------------------------------------------
5 years                  10.05                 11.62
Annual average            1.93                  2.22
------------------------------------------------------------------------------
Life of fund             34.46                 18.91
Annual average            4.17                  2.42
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes.


PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 3/31/02

                     Class A         Class B      Class C       Class M
------------------------------------------------------------------------------
Share value:       NAV     POP         NAV          NAV        NAV     POP
------------------------------------------------------------------------------
9/30/01          $8.44   $8.95        $8.02        $8.26     $8.18   $8.48
------------------------------------------------------------------------------
3/31/02           9.18    9.74         8.69         8.95      8.87    9.19
------------------------------------------------------------------------------

*The fund made no distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Salomon Smith Barney World Ex US Primary Markets Growth Index* is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the U.S. chosen for their growth orientation.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results,per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2002 (Unaudited)

COMMON STOCKS (99.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Airlines (3.0%)
-------------------------------------------------------------------------------------------------------------------
          2,891,900 easyJet PLC (United Kingdom) (NON)                                               $   22,605,005
          4,350,900 Qantas Airways, Ltd. (Australia)                                                     10,424,165
              2,000 Qantas Airways, Ltd. 144A (Australia)                                                     4,792
            792,000 Singapore Airlines, Ltd. (Singapore)                                                  6,186,493
                                                                                                      -------------
                                                                                                         39,220,455

Automotive (4.6%)
-------------------------------------------------------------------------------------------------------------------
            496,800 Bayerische Motoren Werke (BMW) AG (Germany)                                          19,802,219
            286,400 Honda Motor Co., Ltd. (Japan)                                                        12,038,699
            495,100 Peugeot SA (France)                                                                  24,441,364
             93,500 Toyota Motor Corp. (Japan)                                                            2,695,419
                                                                                                      -------------
                                                                                                         58,977,701

Banking (9.7%)
-------------------------------------------------------------------------------------------------------------------
            672,700 Banco Popular Espanol (Spain)                                                        25,346,690
            427,800 Barclays PLC (United Kingdom)                                                        13,217,506
          2,294,400 DnB Holdings ASA (Norway)                                                            12,109,434
          2,715,600 HSBC Holdings PLC (United Kingdom)                                                   31,395,747
            200,474 Kookmin Bank (South Korea)                                                            8,385,821
          1,309,800 Standard Chartered PLC (United Kingdom)                                              14,294,407
          2,473,200 Westpac Banking Corp. (Australia)                                                    20,600,510
                                                                                                      -------------
                                                                                                        125,350,115

Beverage (1.5%)
-------------------------------------------------------------------------------------------------------------------
            475,400 Companhia de Bebidas das Americas (AmBev) ADR (Brazil)                                9,275,054
            441,800 Molson, Inc. Class A (Canada)                                                         9,671,299
                                                                                                      -------------
                                                                                                         18,946,353

Building Materials (1.6%)
-------------------------------------------------------------------------------------------------------------------
          5,907,600 CSR, Ltd. (Australia)                                                                20,773,626

Cable Television (0.5%)
-------------------------------------------------------------------------------------------------------------------
            508,200 Rogers Communications Class B (Canada) (NON)                                          6,945,060

Chemicals (1.3%)
-------------------------------------------------------------------------------------------------------------------
            269,400 Syngenta AG (Switzerland) (NON)                                                      16,463,956

Commercial and Consumer Services (4.4%)
-------------------------------------------------------------------------------------------------------------------
            538,575 Autopistas Concesionaria Espanola SA (Spain)                                          4,979,298
          3,136,400 Autostrade SpA (Italy)                                                               23,799,442
                 32 Dentsu, Inc. 144A (Japan) (NON)                                                         176,047
            300,000 Hagemeyer NV (Netherlands)                                                            6,646,164
             21,700 Nomura Research Institute, Ltd. 144A (Japan)                                          2,702,060
            319,400 Securitas AB Class B (Sweden)                                                         6,339,199
          1,357,000 Toppan Printing Co., Ltd. (Japan)                                                    12,759,958
                                                                                                      -------------
                                                                                                         57,402,168

Communications Equipment (0.7%)
-------------------------------------------------------------------------------------------------------------------
            174,700 Matsushita Communication Industrial Co., Ltd. (Japan)                                 5,998,679
            137,600 Nokia OYJ (Finland)                                                                   2,907,957
                                                                                                      -------------
                                                                                                          8,906,636

Conglomerates (0.8%)
-------------------------------------------------------------------------------------------------------------------
         10,425,000 China Resources Enterprise, Ltd. (China)                                              9,757,231

Consumer Cyclicals (2.0%)
-------------------------------------------------------------------------------------------------------------------
            486,700 Sony Corp. (Japan)                                                                   25,306,490

Consumer Goods (0.5%)
-------------------------------------------------------------------------------------------------------------------
              4,000 Hindustan Lever, Ltd. (India)                                                            18,498
            134,000 KAO Corp. (Japan)                                                                     2,497,774
            249,200 Reckitt Benckiser PLC (United Kingdom)                                                4,094,518
                                                                                                      -------------
                                                                                                          6,610,790

Consumer Services (2.5%)
-------------------------------------------------------------------------------------------------------------------
          3,610,100 TPI Paginas Amarillas (Spain)                                                        15,491,748
            708,600 Willis Group Holdings, Ltd. (United Kingdom) (NON)                                   17,502,420
                                                                                                      -------------
                                                                                                         32,994,168

Electric Utilities (0.9%)
-------------------------------------------------------------------------------------------------------------------
            221,400 E.On AG (Germany)                                                                    11,219,405

Electrical Equipment (0.8%)
-------------------------------------------------------------------------------------------------------------------
            152,950 Siemens AG (Germany)                                                                 10,005,224

Electronics (9.1%)
-------------------------------------------------------------------------------------------------------------------
          3,721,000 Chartered Semiconductor Manufacturing, Ltd. (Singapore) (NON)                         9,850,003
          1,021,200 Hitachi Chemical Co., Ltd. (Japan)                                                   11,174,551
            131,900 Nidec Corp. (Japan)                                                                   8,440,963
          1,820,900 OMRON Corp. (Japan)                                                                  26,122,790
             54,300 Rohm Co., Ltd. (Japan)                                                                8,154,630
             72,060 Samsung Electronics Co., Ltd. (South Korea)                                          19,416,227
                600 Taiwan Semiconductor Manufacturing Co. (Taiwan) (NON)                                     1,629
          1,100,430 Thomson Multimedia SA (France) (NON)                                                 34,274,281
                                                                                                      -------------
                                                                                                        117,435,074

Engineering & Construction (2.0%)
-------------------------------------------------------------------------------------------------------------------
            398,150 Vinci SA (France)                                                                    25,784,532

Financial (4.4%)
-------------------------------------------------------------------------------------------------------------------
          2,337,100 Dexia (Belgium)                                                                      35,305,411
            322,706 Marschollek, Lautenschlaeger und Partner (MLP) AG (Germany)                          22,010,498
                                                                                                      -------------
                                                                                                         57,315,909

Food (0.2%)
-------------------------------------------------------------------------------------------------------------------
            621,900 Parmalat Finanziaria SpA (Italy)                                                      1,996,110

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------------------------------------------
            914,100 MFI Furniture Group PLC (United Kingdom)                                              2,232,065

Insurance (5.6%)
-------------------------------------------------------------------------------------------------------------------
            634,760 Aegon NV (Netherlands)                                                               15,490,782
             43,143 Allianz AG (Germany)                                                                 10,197,547
            856,800 ING Groep NV (Netherlands)                                                           23,315,790
            109,700 Manulife Financial Corp. (Canada)                                                     3,006,572
             64,548 Muenchener Rueckversicherungs-Gesellschaft AG (Germany)                              16,045,148
            178,900 Sun Life Financial Services of Canada, Inc. (Canada)                                  3,863,531
                                                                                                      -------------
                                                                                                         71,919,370

Investment Banking/Brokerage (3.6%)
-------------------------------------------------------------------------------------------------------------------
            540,000 3i Group PLC (United Kingdom)                                                         6,050,865
            830,700 Amvescap PLC (United Kingdom)                                                        11,460,854
            710,162 Banca Fideuram SpA (Italy)                                                            5,704,704
            242,100 Orix Corp. (Japan)                                                                   18,160,697
            139,020 Samsung Securities Co., Ltd. (South Korea) (NON)                                      5,574,212
                                                                                                      -------------
                                                                                                         46,951,332

Medical Technology (0.4%)
-------------------------------------------------------------------------------------------------------------------
            485,400 Amersham PLC (United Kingdom)                                                         5,311,200

Office Equipment & Supplies (2.1%)
-------------------------------------------------------------------------------------------------------------------
            383,000 Canon, Inc. (Japan)                                                                  14,220,512
            726,000 Ricoh Company, Ltd. (Japan)                                                          13,450,532
                                                                                                      -------------
                                                                                                         27,671,044

Oil & Gas (6.1%)
-------------------------------------------------------------------------------------------------------------------
            169,800 Canadian Natural Resources (Canada)                                                   5,492,528
            301,600 ENI SpA (Italy)                                                                       4,419,333
          1,107,000 Enterprise Oil PLC (United Kingdom)                                                   9,913,962
            377,700 Nexen, Inc. (Canada)                                                                  9,115,754
            457,500 Royal Dutch Petroleum Co. (Netherlands)                                              25,039,227
          3,150,200 Statoil ASA (Norway)                                                                 24,974,970
                                                                                                      -------------
                                                                                                         78,955,774

Pharmaceuticals (14.7%)
-------------------------------------------------------------------------------------------------------------------
            710,600 AstraZeneca PLC (United Kingdom)                                                     35,279,802
            411,000 Chugai Pharmaceutical Co., Ltd. (Japan)                                               4,643,174
            268,000 Daiichi Pharmaceutical Co., Ltd. (Japan)                                              5,005,660
          1,735,740 GlaxoSmithKline PLC (United Kingdom)                                                 40,876,073
            106,000 Kyorin Pharmaceutical Co., Ltd. (Japan)                                               2,567,806
            256,800 Novartis AG (Switzerland)                                                            10,103,682
            168,975 Novo-Nordisk A/S (Denmark)                                                            6,734,008
             66,600 Roche Holding AG (Switzerland)                                                        5,179,296
            727,025 Sanofi-Synthelabo SA (France)                                                        46,670,585
            680,000 Takeda Chemical Industries, Ltd. (Japan)                                             27,557,165
            289,200 Terumo Corp. (Japan)                                                                  3,760,408
             86,000 Yamanouchi Pharmaceutical Co., Ltd. (Japan)                                           2,148,215
                                                                                                      -------------
                                                                                                        190,525,874

Photography/Imaging (0.6%)
-------------------------------------------------------------------------------------------------------------------
            650,000 Olympus Optical Co., Ltd. (Japan)                                                     8,093,729

Retail (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,083,100 Dixons Group PLC (United Kingdom)                                                     4,032,637
          1,620,500 Next PLC (United Kingdom)                                                            25,033,857
             55,000 Seven-Eleven Japan Co., Ltd. (Japan)                                                  1,710,060
                                                                                                      -------------
                                                                                                         30,776,554

Shipping (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,659,300 Brambles Industries PLC (United Kingdom) (NON)                                        7,926,226
            343,700 Exel PLC (United Kingdom)                                                             4,247,645
                                                                                                      -------------
                                                                                                         12,173,871

Software (2.4%)
-------------------------------------------------------------------------------------------------------------------
             93,500 Business Objects SA (France) (NON)                                                    4,057,147
            436,300 Cognos, Inc. (Canada) (NON)                                                          11,864,778
              1,130 NTT Data Corp. (Japan)                                                                4,818,127
            185,563 Thiel Logistik AG (Luxembourg) (NON)                                                  2,654,308
            281,500 Trend Micro, Inc. (Japan) (NON)                                                       7,350,313
                                                                                                      -------------
                                                                                                         30,744,673

Telecommunications (8.9%)
-------------------------------------------------------------------------------------------------------------------
            273,500 Korea Telecom Corp. ADR (South Korea)                                                 6,558,530
          4,448,000 Portugal Telecom SGPS SA (Portugal) (NON)                                            33,092,524
             39,980 SK Telecom Co., Ltd. (South Korea)                                                    8,798,734
             26,975 Swisscom AG (Switzerland)                                                             8,150,419
         11,299,900 Telecom Corp. of New Zealand, Ltd. (New Zealand)                                     24,213,426
          1,459,500 Telecom Italia SpA (Italy)                                                           12,016,893
         11,899,231 Vodafone Group PLC (United Kingdom)                                                  21,982,407
                                                                                                      -------------
                                                                                                        114,812,933

Tire & Rubber (0.5%)
-------------------------------------------------------------------------------------------------------------------
          4,037,300 Pirelli SpA (Italy)                                                                   6,285,578

Toys (0.2%)
-------------------------------------------------------------------------------------------------------------------
            105,700 Bandai Company, Ltd. (Japan)                                                     $    2,943,423
                                                                                                     --------------
                    Total Common Stocks (cost $1,200,200,686)                                        $1,280,808,423

SHORT-TERM INVESTMENTS (7.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        83,543,931 Short-term investments held as collateral for loaned securities with yields ranging from 1.80% to 2.19% and due dates ranging from
                    April 1, 2002 to May 13, 2002 (d)                                                $   83,466,642
         16,105,000 Interest in $715,000,000 joint repurchase agreement dated
                    March 28, 2002 with Goldman Sachs & Co. due April 1, 2002 with respect to various U.S. Government obligations -- maturity value
                    of $16,108,436 for an effective yield of 1.92%                                       16,105,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $99,571,642)                                  $   99,571,642
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,299,772,328) (b)                                      $1,380,380,065
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,292,066,169.

  (b) The aggregate identified cost on a tax basis is $1,324,073,288, resulting in gross unrealized appreciation and depreciation of $104,434,369 and $48,127,592, respectively, or net unrealized appreciation of $56,306,777.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

  (d) See footnote 1 to the financial statements.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2002
      (as percentage of Market Value)

               Australia             4.0%
               Belgium               2.8
               Canada                3.9
               France               10.6
               Germany               7.0
               Italy                 4.2
               Japan                18.3
               Netherlands           5.5
               New Zealand           1.9
               Norway                2.9
               Portgual              2.6
               Singapore             1.3
               South Korea           3.8
               Spain                 3.6
               Switzerland           3.1
               United Kingdom       21.7
               Other                 2.8
                                   -----
               Total               100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $78,669,153 of securities
on loan (identified cost $1,299,772,328) (Note 1)                            $1,380,380,065
-------------------------------------------------------------------------------------------
Cash                                                                                269,740
-------------------------------------------------------------------------------------------
Foreign currency (cost $344)                                                            339
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         4,071,619
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,662,485
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   22,541,617
-------------------------------------------------------------------------------------------
Total assets                                                                  1,408,925,865

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 20,042,146
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        8,826,542
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,954,833
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          403,251
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       128,889
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          6,748
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              924,272
-------------------------------------------------------------------------------------------
Collateral on securities loaned at, value (Note 1)                               83,466,642
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              106,373
-------------------------------------------------------------------------------------------
Total liabilities                                                               116,859,696
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,292,066,169

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,132,112,624
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (6,841,194)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions (Note 1)                                                          (913,812,435)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in
foreign countries                                                                80,607,174
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding    $1,292,066,169

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($706,875,738 divided by 77,026,195 shares)                                           $9.18
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.18)*                                $9.74
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($513,738,030 divided by 59,124,086 shares)**                                         $8.69
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($28,865,850 divided by 3,225,383 shares)**                                           $8.95
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($42,586,551 divided by 4,801,535 shares)                                             $8.87
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.87)*                                $9.19
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $941,827)                                     $  7,143,425
-------------------------------------------------------------------------------------------
Interest                                                                            128,176
-------------------------------------------------------------------------------------------
Securities lending                                                                    3,384
-------------------------------------------------------------------------------------------
Total investment income                                                           7,274,985
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,196,064
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,933,336
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    19,589
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,695
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               891,465
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,756,458
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               155,450
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               167,419
-------------------------------------------------------------------------------------------
Other                                                                               702,221
-------------------------------------------------------------------------------------------
Total expenses                                                                   12,835,697
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,068,099)
-------------------------------------------------------------------------------------------
Net expenses                                                                     11,767,598
-------------------------------------------------------------------------------------------
Net investment loss                                                              (4,492,613)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (135,050,861)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                         655,319
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign currencies          17,513
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                    253,526,227
-------------------------------------------------------------------------------------------
Net gain on investments                                                         119,148,198
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $114,655,585
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $    (4,492,613) $    (9,527,068)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions   (134,395,542)    (729,092,869)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and assets
and liabilities in foreign currencies                                 253,543,740     (580,568,285)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       114,655,585   (1,319,188,222)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --     (199,575,581)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --     (196,431,469)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --      (10,276,230)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --      (14,465,076)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --           (1,412)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --           (1,390)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --              (73)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --             (102)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (211,025,512)      72,036,235
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (96,369,927)  (1,667,903,320)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,388,436,096    3,056,339,416
--------------------------------------------------------------------------------------------------
End of period (including accumulated net investment loss
of $6,841,194 and $2,348,581, respectively)                        $1,292,066,169   $1,388,436,096
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.44       $18.94       $16.64       $10.81       $13.60       $11.69
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.01)        (.01)        (.18)        (.06)        (.04)        (.03)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .75        (7.86)        3.95         5.89        (1.63)        1.98
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .74        (7.87)        3.77         5.83        (1.67)        1.95
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.01)        (.04)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.63)       (1.47)          --        (1.11)          --(d)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --           --(d)        --           --           --(d)        --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.63)       (1.47)          --        (1.12)        (.04)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.18        $8.44       $18.94       $16.64       $10.81       $13.60
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.77*      (45.96)       21.31        53.93       (12.37)       16.74
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $706,876     $711,537   $1,473,001     $905,842     $630,422     $859,999
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .78*        1.48         1.39         1.54         1.75         1.75
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.15)*       (.11)        (.83)        (.45)        (.30)        (.24)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 64.14*      228.51       151.67       204.39       170.28       141.29
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.02       $18.28       $16.20       $10.61       $13.45       $11.61
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.09)        (.33)        (.16)        (.13)        (.13)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .72        (7.54)        3.88         5.75        (1.60)        1.97
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .67        (7.63)        3.55         5.59        (1.73)        1.84
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.63)       (1.47)          --        (1.11)          --(d)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --           --(d)        --           --           --(d)        --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.63)       (1.47)          --        (1.11)          --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.69        $8.02       $18.28       $16.20       $10.61       $13.45
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.35*      (46.36)       20.49        52.69       (12.98)       15.87
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $513,738     $593,763   $1,397,981   $1,053,443     $803,785   $1,079,912
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.16  *      2.19         2.10         2.29         2.50         2.50
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.55)*       (.83)       (1.54)       (1.20)       (1.05)        (.99)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 64.14*      228.51       151.67       204.39       170.28       141.29
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                             March 31                             Feb. 1, 1999+
operating performance               (Unaudited)  Year ended September 30   to Sept. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.26       $18.72       $16.58       $13.82
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.10)        (.34)        (.12)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .74        (7.73)        3.95         2.88
----------------------------------------------------------------------------------------
Total from
investment operations                    .69        (7.83)        3.61         2.76
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.63)       (1.47)          --
----------------------------------------------------------------------------------------
Return of capital                         --           --(d)        --
----------------------------------------------------------------------------------------
Total distributions                       --        (2.63)       (1.47)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.95        $8.26       $18.72       $16.58
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.35*      (46.33)       20.38        19.97*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $28,866      $34,250      $78,295       $6,780
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.16*        2.23         2.14         1.52*
----------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.55)*       (.86)       (1.56)        (.78)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 64.14*      228.51       151.67       204.39
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.18       $18.53       $16.38       $10.69       $13.51       $11.64
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.07)        (.29)        (.13)        (.10)        (.10)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .73        (7.65)        3.91         5.82        (1.61)        1.98
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .69        (7.72)        3.62         5.69        (1.71)        1.88
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --           --         (.01)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.63)       (1.47)          --        (1.11)          --(d)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --           --(d)        --           --           --(d)        --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.63)       (1.47)          --        (1.11)        (.01)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.87        $8.18       $18.53       $16.38       $10.69       $13.51
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.44*      (46.20)       20.70        53.23       (12.76)       16.12
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $42,587      $48,887     $107,062      $83,585      $63,967      $91,390
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.03*        1.98         1.89         2.04         2.25         2.25
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.41)*       (.62)       (1.33)        (.95)        (.80)        (.74)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 64.14*      228.51       151.67       204.39       170.28       141.29
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam International New Opportunities Fund (the "Fund") is a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks that offer potential for capital appreciation and are primarily traded in security markets outside the United States.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At March 31, 2002, the value of securities loaned amounted to $78,669,153. The fund received cash collateral of $83,466,642 which is pooled with collateral of other Putnam funds into 35 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001, the fund had a capital loss carryover of approximately $108,014,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on September 30, 2009.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended March 31, 2002, the fund's expenses were reduced by $1,068,099 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,035 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $57,749 and $6,475 from the sale of class A and class M shares, respectively, and received $408,500 and $1,258 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received $22,993 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2002, cost of purchases and proceeds from sales of investment securities other than short- term investments aggregated $847,672,702 and $1,028,482,544, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 45,036,695       $ 395,137,993
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            45,036,695         395,137,993

Shares repurchased                         (52,359,570)       (462,852,254)
---------------------------------------------------------------------------
Net decrease                                (7,322,875)      $ (67,714,261)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                152,926,629     $ 1,734,328,702
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            15,092,644         186,243,222
---------------------------------------------------------------------------
                                           168,019,273       1,920,571,924

Shares repurchased                        (161,430,476)     (1,847,524,030)
---------------------------------------------------------------------------
Net increase                                 6,588,797     $    73,047,894
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,463,133       $  20,616,173
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,463,133          20,616,173

Shares repurchased                         (17,374,142)       (145,653,765)
---------------------------------------------------------------------------
Net decrease                               (14,911,009)      $(125,037,592)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,290,873       $ 131,743,771
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            14,017,594         165,267,424
---------------------------------------------------------------------------
                                            25,308,467         297,011,195

Shares repurchased                         (27,748,854)       (296,121,484)
---------------------------------------------------------------------------
Net increase/(decrease)                     (2,440,387)      $     889,711
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,225,999        $ 27,407,655
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,225,999          27,407,655

Shares repurchased                          (4,148,459)        (35,560,552)
---------------------------------------------------------------------------
Net decrease                                  (922,460)       $ (8,152,897)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,820,493       $ 139,306,806
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               663,096           8,049,981
---------------------------------------------------------------------------
                                            13,483,589         147,356,787

Shares repurchased                         (13,517,437)       (148,281,293)
---------------------------------------------------------------------------
Net decrease                                   (33,848)      $    (924,506)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,617,902        $ 22,147,242
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,617,902          22,147,242

Shares repurchased                          (3,795,575)        (32,268,004)
---------------------------------------------------------------------------
Net decrease                                (1,177,673)       $(10,120,762)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 41,666,414       $ 481,999,388
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,063,139          12,757,675
---------------------------------------------------------------------------
                                            42,729,553         494,757,063

Shares repurchased                         (42,527,181)       (495,733,927)
---------------------------------------------------------------------------
Net increase/(decrease)                        202,372       $    (976,864)
---------------------------------------------------------------------------


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund +
High Yield Trust
High Yield Trust II *
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
Strategic Income Fund *
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Stephen Dexter
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA010-79283  539/2AH/2AI  5/02



Putnam
Global Growth
and Income
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

The healthy gain posted by Putnam Global Growth and Income Fund for the semiannual period ended March 31, 2002, was indeed heartening, given the challenging global economic environment that was exacerbated by the September terrorist attacks and the implosion of Enron. On the following pages, your management team will provide you with a good understanding of what has been driving your fund's performance.

This uncertain economic climate has also given Putnam pause and after several lengthy working sessions between Management and the Board of Trustees, your Trustees have agreed to recommend the mergers of several funds. The intent of the mergers is to provide shareholders with more focused products that will play a consistent role in a broad investment plan. Your fund has been proposed for merger into Putnam Global Growth Fund, which has a similar investment objective and strategy. For more details, see page 6.

As you read this report, you may notice that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
May 8, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Global Value Team

Putnam Global Growth and Income Fund pursued its objective with satisfying results during the semiannual fiscal period ended March 31, 2002. As the world's economies began to emerge from recession, the portfolio's more economically sensitive, or cyclical, stocks produced encouraging returns. The fund's favorable performance is attributable to its value orientation, strategic weightings in industry sectors, and strong performance by individual holdings. The fund performed in line with its benchmark, the SSB World Primary Markets Value Index. Performance and index information begins on page 8. Although the fund slightly underperformed the average for its Lipper category, we believe its solid returns underscore the benefit of including a value-oriented global equity fund in your portfolio.

Total return for 6 months ended 3/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   10.05%  3.76%    9.57%  4.57%    9.75%  8.74%    9.75%   5.89%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

* FUND'S VALUE ORIENTATION WAS BENEFICIAL

Against a backdrop of improving economic conditions in the United States and abroad, the fund's stock selection process and portfolio management strategy remained unchanged. As a reminder, although the fund invests globally, management does not make large country or sector bets. Our primary focus is on picking stocks of companies that we believe have the most compelling valuations and the greatest likelihood of outperforming. Because the fund emphasizes value stocks, the portfolio's volatility is often lower than that of the broad market.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking            12.0%

Oil and gas        10.8%

Insurance           5.7%

Pharmaceuticals     5.7%

Retail              4.2%

Footnote reads:
*Based on net assets as of 3/31/02. Holdings will vary over time.


As a rule, value stocks reflect investors' lowered expectations for a particular company or sector. Several industries experienced particularly severe declines following the events of September 11, 2001. For example, uncertainty regarding the safety of air travel caused shares of aerospace manufacturer Boeing to fall dramatically. In our opinion, the stock was too severely punished for what we considered to be a short-term concern. We established a position at a low valuation and the stock price has recovered significantly since then, making Boeing a major contributor during the period. We trimmed our position somewhat, and locked in profits.


"Stock valuations in most foreign markets are now significantly lower than in the U.S. and earnings potential is often just as good abroad as it is at home."

-- Lewis Braham, Business Week, April 29, 2002


Our success with fund holding ACE, Ltd. illustrates how lowered expectations for the insurance industry translated into a rewarding investment. In the immediate aftermath of the September 11 tragedies, insurance stocks suffered as concerns about insurers' ability to pay exorbitant claims led many investors to sell their insurance holdings. Convinced that the insurers could remain solvent, we bought aggressively as stock prices fell. ACE has experienced a surge in business and increased pricing power. The net present value of the new business appears to exceed the amount of the claims against the insurers, ultimately adding value to the company. We locked in gains after selling a fair amount of our shares, and ACE was among the fund's top contributors during the semiannual period.

* BASIC MATERIALS, ENERGY, HEALTH CARE BOOST RETURNS

Historically, basic materials stocks are among the first to benefit as the economy recovers from recession. With the economy improving in recent months, the sector has lived up to its reputation, and the portfolio's somewhat higher exposure to these stocks proved rewarding. Pohang Iron and Steel Company (POSCO) of South Korea and UPM-Kymmene, a commercial paper manufacturer based in Scandinavia, were among the portfolio's best performers. The world's second-largest crude steel producer, POSCO manufacturers a variety of steel products including rolls, sheets, rods, plates, and customized products for the shipbuilding industry. The fund continues to hold shares of POSCO, which we believe remain somewhat undervalued. UPM-Kymmene's paper products, manufactured in Europe, the United States, and China, are widely used for magazines, newspapers, direct mail, labels, envelopes, and a variety of other packaging goods. As shares of the company gained in value, we took some profits. However, we believe the stock may appreciate further, and the portfolio still has a position. While these stocks, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment strategy and our opinion of them may change in the future.


Fund Profile

Putnam Global Growth and Income Fund seeks capital growth, with current income as a secondary goal, by investing in undervalued stocks across domestic and international markets. The fund is appropriate for investors seeking long-term growth of capital who can accept the additional risks involved in international investing.


Our strategic overweighting in oil and gas stocks worked to the fund's advantage. Fund holdings Alberta Energy Corp. of Canada and ENI-Ente Nazionale Idrocarburi SpA of Italy experienced price gains as the nascent economic recovery boosted demand and prices for energy. Both companies explore for and produce oil and natural gas.*

*It should be noted that the fund sold its shares of Alberta Energy Corp.
 during the period and no longer has a stake in the company.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Exxon Mobil Corp.
United States
Oil and gas

Citigroup, Inc.
United States
Financial

Total Fina Elf SA Class B
France
Oil and gas

Bank of America Corp.
United States
Banking

Wells Fargo & Co.
United States
Banking

Philip Morris Companies, Inc.
United States
Tobacco

General Electric Co.
United States
Conglomerates

BP PLC
United Kingdom
Oil and gas

Novartis AG
Switzerland
Pharmaceuticals

U.S. Bancorp
United States
Banking

Footnote reads:
These holdings represent 16.8% of the fund's net assets as of 3/31/02. Portfolio holdings will vary over time.

Your fund reaped substantial gains from the health-care sector over the semiannual period, primarily through stocks of foreign companies. In particular, the portfolio benefited from our sale of GlaxoSmithKline shares, which had become fairly valued, and our reallocation of the resulting assets into Switzerland-based Novartis. This well-diversified company makes a range of items from vision-care products, such as disposable contact lenses, to veterinary medicines. While Novartis produces many pharmaceutical products, its oncology and cardiovascular drugs bring in the lion's share of revenues. The company's consumer health-care division comprises well-known brand names, including Ex-Lax, Maalox, and Gerber. We continue to buy shares of Novartis and have worked to make it a core portfolio holding.

* PORTFOLIO HAD SOME NEGATIVE CONTRIBUTORS

As can be expected from any diversified portfolio, a handful of stocks failed to meet our expectations. Generally speaking, stocks in the U.S. health-care sector have suffered in recent months. Several widely used drugs lost their patent protection in 2001, and more are scheduled to come off patent this year. Meanwhile, the process of gaining approval for new drugs has slowed considerably due to the FDA's more stringent regulatory hurdles. These difficulties have put greater-than-expected pressure on the financial results of fund holdings Bristol-Myers Squibb, Merck & Company, and Schering-Plough. In addition, Schering-Plough came under increased scrutiny for its manufacturing process, which may have fallen short of the FDA's standards. We believe these troubles are likely to be short-lived and so we continue to hold shares in all three companies.

Poor results from fund holding Tyco also detracted from overall performance during the period. This Bermuda-based conglomerate suffered when concerns were raised over its merger accounting methods and when the company announced its decision to break up into four discrete businesses. In our opinion, the company represents sound value and has strong long-term potential. We added to our position when share prices fell on negative sentiment.

* DIVIDEND PAYOUT ELIMINATED

In the past decade, dividend yields on international stocks have generally been in decline. There are several reasons for this, including increased capital investment on technology, research and development, and other measures companies have taken to become more competitive in the global economy. In addition, as economies in several important global regions have slowed in the past two years, many non-U.S. companies have either suspended or lowered dividend payments on their stocks. Since a fund's dividend reflects the dividend yield of the securities it holds, shareholders have seen a gradual decline in this fund's yield in response to these trends. During this period, dividend payments on holdings fell to a level where Putnam Management determined that it was no longer feasible for the fund to pay out a dividend. As of March 28, 2002, the dividend was eliminated and, as of that date, the fund's distribution yield and dividend distribution rate were reduced to zero.

* MANAGERS SEE VALUE OPPORTUNITIES IN  HEALTH CARE, FINANCIALS

Our outlook for the second half of the fiscal year is one of cautious optimism. We anticipate that the economic recovery currently underway will progress at a modest pace and that inflationary pressures will remain low. In our opinion, the currently undervalued health-care sector offers some of the most attractive opportunities and potential to recover in time. If the economy continues to improve, as we expect it will, concerns about credit risk may begin to subside, brightening the outlook for the financial sector. We have confidence in U.S. and European financial stocks, but continue to avoid Japan's offerings, as the prospects for those stocks remain bleak. In our opinion, the capital goods and basic materials sectors may offer a bit more upside potential before they are fully valued. Finally, insurance companies remain attractive. In the months ahead, we will explore these and other sectors to identify the most attractive opportunities among those that meet the portfolio's investment criteria. As always, we continue to weigh the market's opportunities in pursuit of above-average portfolio returns and below-market volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

This fund is managed by the Putnam Global Value Team. The members of the team are Colin Moore, Pamela Holding, Deborah Kuenstner, and Hugh
Mullin.

MERGER PROPOSED FOR PUTNAM GLOBAL GROWTH  AND INCOME FUND

After careful study and lengthy working sessions with Putnam Investment Management, your fund's Trustees have agreed to recommend the merger of Putnam Global Growth and Income Fund into Putnam Global Growth Fund. Completion of the merger is subject to a number of conditions, including the approval of shareholders. Proxy materials will be delivered within the next few months so you can submit your vote.

Putnam Global Growth Fund is managed in the blend investment style, which has no bias toward either growth or value stocks. If the merger is approved, shareholders are expected to benefit from the more flexible approach provided by the blend style. In addition, shareholders are expected to benefit from potentially lower expenses provided by a larger asset base of the merged funds. We encourage you to vote on this important matter by returning your completed proxy material.

Once a registration statement relating to a merger has been filed with the SEC and is effective, you may call 1-800-225-1581 or visit www.sec.gov for a free copy of the prospectus/proxy statement. Please read this important information carefully.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 3/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (1/3/95)        (11/5/97)       (7/26/99)       (11/5/97)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         10.05%   3.76%   9.57%   4.57%   9.75%   8.74%   9.75%   5.89%
------------------------------------------------------------------------------
1 year           -1.04   -6.73   -1.81   -6.72   -1.79   -2.77   -1.47   -4.90
------------------------------------------------------------------------------
5 years          41.62   33.47   36.01   34.01   36.80   36.80   37.83   33.03
Annual average    7.21    5.94    6.34    6.03    6.47    6.47    6.63    5.87
------------------------------------------------------------------------------
Life of fund    109.38   97.31   96.45   96.45   98.93   98.93  100.47   93.56
Annual average   10.74    9.84    9.77    9.77    9.96    9.96   10.08    9.55
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/02

                         SSB World
                       Primary Markets           MSCI                Consumer
                        Value Index*          World Index*          price index
------------------------------------------------------------------------------
6 months                  10.09%                 8.96%                 0.22%
------------------------------------------------------------------------------
1 year                     0.09                 -4.24                  1.30
------------------------------------------------------------------------------
5 years                   39.61                 29.93                 11.62
Annual average             6.90                  5.38                  2.22
------------------------------------------------------------------------------
Life of fund             100.70                 78.51                 18.91
Annual average            10.09                  8.32                  2.42
------------------------------------------------------------------------------

*The benchmark index for Putnam Global Growth and Income Fund has changed from the MSCI World Index to the SSB World Primary Markets Value Index. Putnam Investment Management has changed the benchmarks of several mutual funds to more accurately reflect the investment strategies of the funds.

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                1            --            --            --
------------------------------------------------------------------------------
Income               $0.010          --            --            --
------------------------------------------------------------------------------
Capital gains          --            --            --            --
------------------------------------------------------------------------------
  Total              $0.010          --            --            --
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
9/30/01          $11.05  $11.72    $10.87        $10.98    $10.97  $11.37
------------------------------------------------------------------------------
3/31/02           12.15   12.89     11.91         12.05     12.04   12.48
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

The Salomon Smith Barney World Primary Markets Value Index* is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries chosen for their value orientation.

The Morgan Stanley Capital International (MSCI) World Index* is an unmanaged index of developed and emerging markets.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2002 (Unaudited)

COMMON STOCKS (96.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (1.2%)
-------------------------------------------------------------------------------------------------------------------
            141,087 BAE Systems PLC (United Kingdom)                                                  $     672,947
             26,800 Boeing Co. (The)                                                                      1,293,100
                                                                                                      -------------
                                                                                                          1,966,047

Automotive (2.7%)
-------------------------------------------------------------------------------------------------------------------
             21,600 Bayerische Motoren Werke (BMW) AG (Germany)                                             860,966
             34,512 Ford Motor Co.                                                                          569,103
             18,100 Honda Motor Co., Ltd. (Japan)                                                           760,826
             16,300 Peugeot SA (France)                                                                     804,674
             51,700 Toyota Motor Corp. (Japan)                                                            1,490,408
                                                                                                      -------------
                                                                                                          4,485,977

Banking (12.0%)
-------------------------------------------------------------------------------------------------------------------
             44,000 Allied Irish Banks PLC (Ireland)                                                        541,113
             39,348 Bank of America Corp.                                                                 2,676,451
             40,600 Bank of New York Company, Inc. (The)                                                  1,706,012
             20,798 Bank One Corp.                                                                          868,940
             28,300 BNP Paribas SA (France)                                                               1,429,161
             17,139 Comerica, Inc.                                                                        1,072,387
             46,000 Danske Bank A/S (Denmark)                                                               718,159
              4,992 M&T Bank Corp.                                                                          401,207
             39,200 National Bank of Canada (Canada)                                                        797,417
             37,900 Royal Bank of Scotland Group PLC (United Kingdom)                                       975,633
             61,669 Sanpaolo IMI SpA (Italy)                                                                725,058
             18,700 Societe Generale (France)                                                             1,182,485
             34,000 Standard Chartered PLC (United Kingdom)                                                 371,057
             31,500 Toronto-Dominion Bank (Canada)                                                          861,945
             89,545 U.S. Bancorp                                                                          2,021,031
             11,600 Wachovia Corp.                                                                          430,128
             22,300 Washington Mutual, Inc.                                                                 738,799
             48,600 Wells Fargo & Co.                                                                     2,400,840
                                                                                                      -------------
                                                                                                         19,917,823

Basic Materials (0.5%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Compagnie de Saint Gobain (France)                                                      815,943

Beverage (3.3%)
-------------------------------------------------------------------------------------------------------------------
             25,327 Anheuser-Busch Companies, Inc.                                                        1,322,069
             28,528 Coca-Cola Co. (The)                                                                   1,490,873
             61,400 Diageo PLC (United Kingdom)                                                             802,528
             75,300 Six Continents PLC (United Kingdom)                                                     800,875
            136,000 South African Breweries PLC (United Kingdom)                                            949,789
                                                                                                      -------------
                                                                                                          5,366,134

Broadcasting (0.6%)
-------------------------------------------------------------------------------------------------------------------
            469,940 Granada PLC (United Kingdom)                                                            916,668

Cable Television (0.5%)
-------------------------------------------------------------------------------------------------------------------
             23,750 Comcast Corp. Class A (NON)                                                             755,250

Chemicals (1.5%)
-------------------------------------------------------------------------------------------------------------------
             26,800 Dow Chemical Co. (The)                                                                  876,896
             19,335 Eastman Chemical Co.                                                                    943,355
            149,400 Imperial Chemicals Industries PLC (United Kingdom)                                      727,488
                                                                                                      -------------
                                                                                                          2,547,739

Commercial and Consumer Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
             15,000 Adecco SA (Switzerland)                                                                 952,388
            255,300 Hays PLC (United Kingdom)                                                               656,111
                                                                                                      -------------
                                                                                                          1,608,499

Communications Equipment (0.6%)
-------------------------------------------------------------------------------------------------------------------
            238,600 Telefonaktiebolaget LM Ericsson AB Class B (Sweden)                                   1,009,328

Computers (1.7%)
-------------------------------------------------------------------------------------------------------------------
             98,500 Compaq Computer Corp.                                                                 1,029,325
             50,841 Hewlett-Packard Co.                                                                     912,088
             19,800 NCR Corp. (NON)                                                                         886,050
                                                                                                      -------------
                                                                                                          2,827,463

Conglomerates (2.8%)
-------------------------------------------------------------------------------------------------------------------
             60,100 General Electric Co.                                                                  2,250,745
             62,100 Smiths Group PLC (United Kingdom)                                                       717,070
             50,904 Tyco International, Ltd. (Bermuda)                                                    1,645,217
                                                                                                      -------------
                                                                                                          4,613,032

Construction (1.0%)
-------------------------------------------------------------------------------------------------------------------
              3,500 Holcim, Ltd. Class B (Switzerland)                                                      793,136
              9,020 Lafarge (France)                                                                        806,393
                                                                                                      -------------
                                                                                                          1,599,529

Consumer Cyclicals (0.9%)
-------------------------------------------------------------------------------------------------------------------
             31,400 Cie Financier Richemont AG (Switzerland)                                                723,696
             61,000 Matsushita Electric Industrial Co. (Japan)                                              743,914
                                                                                                      -------------
                                                                                                          1,467,610

Consumer Finance (1.5%)
-------------------------------------------------------------------------------------------------------------------
             19,000 Acom Co., Ltd. (Japan)                                                                1,149,951
             33,400 MBNA Corp.                                                                            1,288,238
                                                                                                      -------------
                                                                                                          2,438,189

Consumer Goods (0.4%)
-------------------------------------------------------------------------------------------------------------------
             36,000 KAO Corp. (Japan)                                                                       671,044

Electric Utilities (4.1%)
-------------------------------------------------------------------------------------------------------------------
             18,783 E.On AG (Germany)                                                                       951,825
             40,300 Endesa SA (Spain)                                                                       599,302
             18,759 Entergy Corp.                                                                           814,328
             25,900 FirstEnergy Corp.                                                                       895,622
             50,400 PG&E Corp. (NON)                                                                      1,187,424
             16,340 Progress Energy, Inc.                                                                   817,654
             34,300 Reliant Energy, Inc.                                                                    884,597
              5,500 RWE AG (Germany)                                                                        206,275
             40,000 Scottish and Southern Energy PLC (United Kingdom)                                       387,274
                                                                                                      -------------
                                                                                                          6,744,301

Electronics (2.3%)
-------------------------------------------------------------------------------------------------------------------
             22,000 Fuji Soft ABC, Inc. (Japan)                                                             722,210
             41,000 Motorola, Inc.                                                                          582,200
              4,780 Samsung Electronics Co., Ltd. (South Korea)                                           1,287,948
            316,800 Taiwan Semiconductor Manufacturing Co. (Taiwan) (NON)                                   860,058
            265,000 United Microelectronics Corp. (Taiwan) (NON)                                            401,366
                                                                                                      -------------
                                                                                                          3,853,782

Energy (0.5%)
-------------------------------------------------------------------------------------------------------------------
             13,500 Schlumberger, Ltd.                                                                      794,070

Financial (3.8%)
-------------------------------------------------------------------------------------------------------------------
             80,989 Citigroup, Inc.                                                                       4,010,575
             12,687 Fannie Mae                                                                            1,013,438
            143,900 Sampo OYJ Class A (Finland)                                                           1,229,994
                                                                                                      -------------
                                                                                                          6,254,007

Food (1.3%)
-------------------------------------------------------------------------------------------------------------------
             18,700 Kraft Foods, Inc. Class A                                                               722,755
              6,364 Nestle SA (Switzerland)                                                               1,415,652
                                                                                                      -------------
                                                                                                          2,138,407

Health Care Services (1.9%)
-------------------------------------------------------------------------------------------------------------------
             17,762 Anthem, Inc. (NON)                                                                    1,022,558
             12,500 CIGNA Corp.                                                                           1,267,375
             19,300 HCA, Inc.                                                                               850,744
                                                                                                      -------------
                                                                                                          3,140,677

Insurance (5.7%)
-------------------------------------------------------------------------------------------------------------------
             18,400 ACE, Ltd. (Bermuda)                                                                     767,280
              3,991 Allianz AG (Germany)                                                                    943,338
             21,675 American International Group, Inc.                                                    1,563,635
             16,050 Converium Holding AG (Switzerland) (NON)                                                820,972
             37,649 Fortis (Belgium) (NON)                                                                  837,684
             39,796 ING Groep NV (Netherlands)                                                            1,082,954
              6,256 Muenchener Rueckversicherungs-Gesellschaft AG (Germany)                               1,555,098
              4,350 Swiss Re (Switzerland)                                                                  400,382
              3,210 Swiss Re 144A (Switzerland)                                                             295,454
             12,900 Travelers Property Casualty Corp. Class A (NON)                                         258,000
             10,337 XL Capital, Ltd. Class A (Bermuda)                                                      964,959
                                                                                                      -------------
                                                                                                          9,489,756

Investment Banking/Brokerage (3.5%)
-------------------------------------------------------------------------------------------------------------------
             20,400 Credit Suisse Group (Switzerland)                                                       773,509
             49,800 JPMorgan Chase & Co.                                                                  1,775,370
             13,500 Merrill Lynch & Company, Inc.                                                           747,630
             25,350 Morgan Stanley Dean Witter & Co.                                                      1,452,809
             14,000 Orix Corp. (Japan)                                                                    1,050,185
                                                                                                      -------------
                                                                                                          5,799,503

Lodging/Tourism (0.5%)
-------------------------------------------------------------------------------------------------------------------
             22,390 Accor SA (France)                                                                       898,314

Machinery (1.0%)
-------------------------------------------------------------------------------------------------------------------
             18,180 Ingersoll-Rand Co. Class A (Bermuda)                                                    909,364
             15,200 Parker-Hannifin Corp.                                                                   758,480
                                                                                                      -------------
                                                                                                          1,667,844

Media (1.9%)
-------------------------------------------------------------------------------------------------------------------
             45,300 AOL Time Warner, Inc. (NON)                                                           1,071,345
             26,700 USA Networks, Inc. (NON)                                                                848,259
             49,925 Walt Disney Co. (The)                                                                 1,152,269
                                                                                                      -------------
                                                                                                          3,071,873

Metals (1.5%)
-------------------------------------------------------------------------------------------------------------------
            139,200 BHP Billiton, Ltd. (Australia)                                                          846,759
              8,920 Pohang Iron & Steel Co., Ltd. (South Korea)                                             927,766
             35,100 Rio Tinto, Ltd. (Australia)                                                             705,910
                                                                                                      -------------
                                                                                                          2,480,435

Natural Gas Utilities (1.1%)
-------------------------------------------------------------------------------------------------------------------
             30,100 Dynegy, Inc. Class A                                                                    872,900
             32,177 NiSource, Inc.                                                                          738,462
             82,700 Snam Rete Gas SpA 144A (Italy) (NON)                                                    221,442
                                                                                                      -------------
                                                                                                          1,832,804

Office Equipment & Supplies (0.5%)
-------------------------------------------------------------------------------------------------------------------
             22,000 Canon, Inc. (Japan)                                                                     816,844

Oil & Gas (10.8%)
-------------------------------------------------------------------------------------------------------------------
            187,100 BG Group PLC (United Kingdom)                                                           811,167
            240,500 BP PLC (United Kingdom)                                                               2,140,149
             60,800 ENI SpA (Italy)                                                                         890,900
            116,102 Exxon Mobil Corp.                                                                     5,088,751
             10,600 PanCanadian Energy Corp. (Canada)                                                       315,236
             33,023 Petroleo Brasileiro SA ADR (Brazil)                                                     874,119
             30,400 Royal Dutch Petroleum Co. (Netherlands)                                               1,663,809
            217,600 Shell Transport & Trading Co. PLC (United Kingdom)                                    1,620,353
            108,300 Statoil ASA (Norway)                                                                    858,609
              5,700 Technip-Coflexip SA (France)                                                            784,012
             18,088 TotalFinaElf SA Class B (France)                                                      2,792,415
                                                                                                      -------------
                                                                                                         17,839,520

Paper & Forest Products (1.1%)
-------------------------------------------------------------------------------------------------------------------
             27,600 Svenska Cellulosa AB SCA Class B (Sweden)                                               858,327
             29,600 UPM-Kymmene OYJ (Finland)                                                             1,012,031
                                                                                                      -------------
                                                                                                          1,870,358

Pharmaceuticals (5.7%)
-------------------------------------------------------------------------------------------------------------------
             20,096 AstraZeneca PLC (United Kingdom)                                                        997,724
             21,655 Bristol-Myers Squibb Co.                                                                876,811
             18,397 Merck & Company, Inc.                                                                 1,059,299
             52,500 Novartis AG (Switzerland)                                                             2,065,589
             19,000 Novo-Nordisk A/S (Denmark)                                                              757,190
             18,000 Pfizer, Inc.                                                                            715,320
             15,200 Pharmacia Corp.                                                                         685,216
              9,050 Sanofi-Synthelabo SA (France)                                                           580,955
             18,585 Schering-Plough Corp.                                                                   581,711
              9,000 Takeda Chemical Industries, Ltd. (Japan)                                                364,727
             11,900 Wyeth                                                                                   781,235
                                                                                                      -------------
                                                                                                          9,465,777

Railroads (0.5%)
-------------------------------------------------------------------------------------------------------------------
             26,900 Burlington Northern Santa Fe Corp.                                                      811,842

Real Estate (0.4%)
-------------------------------------------------------------------------------------------------------------------
             17,216 Boston Properties, Inc. (R)                                                             679,171

Regional Bells (2.1%)
-------------------------------------------------------------------------------------------------------------------
             31,500 BellSouth Corp.                                                                       1,161,090
             42,543 SBC Communications, Inc.                                                              1,592,810
             15,600 Verizon Communications, Inc.                                                            712,140
                                                                                                      -------------
                                                                                                          3,466,040

Restaurants (0.4%)
-------------------------------------------------------------------------------------------------------------------
             24,456 McDonald's Corp.                                                                        678,654

Retail (3.8%)
-------------------------------------------------------------------------------------------------------------------
            238,800 Dixons Group PLC (United Kingdom)                                                       889,109
             31,600 JC Penney Company, Inc.                                                                 654,436
             36,000 Kroger Co. (NON)                                                                        797,760
             40,800 Limited, Inc. (The)                                                                     730,320
             22,200 Office Depot, Inc. (NON)                                                                440,670
            304,800 Rite Aid Corp. (NON)                                                                  1,054,608
             38,800 Staples, Inc. (NON)                                                                     774,836
            180,000 Tesco PLC (United Kingdom)                                                              617,644
              9,700 TJX Companies, Inc. (The)                                                               388,097
                                                                                                      -------------
                                                                                                          6,347,480

Software (1.4%)
-------------------------------------------------------------------------------------------------------------------
             41,393 BMC Software, Inc. (NON)                                                                805,094
             43,200 Computer Associates International, Inc.                                                 945,648
            152,480 Misys PLC (United Kingdom)                                                              636,649
                                                                                                      -------------
                                                                                                          2,387,391

Technology Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
             19,900 Convergys Corp. (NON)                                                                   588,443
             42,700 KPMG Consulting, Inc. (NON)                                                             862,540
                                                                                                      -------------
                                                                                                          1,450,983

Telecommunications (3.7%)
-------------------------------------------------------------------------------------------------------------------
             18,500 Deutsche Telekom AG (Germany)                                                           279,148
                340 NTT DoCoMo, Inc. (Japan)                                                                923,704
            102,700 Portugal Telecom SGPS SA (Portugal)                                                     764,074
             39,300 Qwest Communications International, Inc.                                                323,046
             45,970 Sprint Corp. (FON Group)                                                                702,881
              1,335 Swisscom AG (Switzerland)                                                               403,366
             20,100 TDC A/S (Denmark)                                                                       646,484
             95,100 Telecom Italia SpA (Italy)                                                              783,012
            694,500 Vodafone Group PLC (United Kingdom)                                                   1,283,006
                                                                                                      -------------
                                                                                                          6,108,721

Telephone (0.4%)
-------------------------------------------------------------------------------------------------------------------
             63,900 Telefonica SA (Spain) (NON)                                                             716,177

Tobacco (1.7%)
-------------------------------------------------------------------------------------------------------------------
             39,400 BAT Industries PLC (United Kingdom)                                                     378,660
             45,376 Philip Morris Companies, Inc.                                                         2,389,945
                                                                                                      -------------
                                                                                                          2,768,605

Waste Management (0.7%)
-------------------------------------------------------------------------------------------------------------------
             43,300 Waste Management, Inc.                                                                1,179,925

Water Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
             53,100 Severn Trent PLC (United Kingdom)                                                       557,956
             12,800 Vivendi Environnement (France)                                                          397,444
                                                                                                      -------------
                                                                                                            955,400
                                                                                                      -------------
                    Total Common Stocks (cost $153,913,238)                                           $ 158,714,936

CONVERTIBLE PREFERRED STOCKS (0.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              6,400 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                           $     358,272
             29,900 General Motors Corp. zero % cv. pfd.                                                    814,028
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $1,123,425)                              $   1,172,300

UNITS (0.9%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              7,300 Fast Retailing Company, Ltd. 144A Structured Capped
                    Warrants, 2002, (Issued by Salomon Smith Barney
                    Holdings, Inc.) (Japan)                                                           $     301,286
              7,300 Fast Retailing Company, Ltd. 144A Structured Capped
                    Warrants, 2002. (Issued by Salomon Smith Barney
                    Holdings, Inc.) (Japan)                                                                 346,954
             10,640 Korea Telecom Corp. 144A Structured Call Warrants,
                    2002, (Issued by UBS AG) (South Korea)                                                  505,216
              1,640 Samsung Electronics Company, Ltd. 144A Structured
                    Capped Call Warrant, 2002 (Issued by Morgan
                    Stanley & Co.) (South Korea)                                                            402,932
                                                                                                      -------------
                    Total Units (cost $1,394,426)                                                     $   1,556,388

CONVERTIBLE BONDS AND NOTES (0.4%) (a) (cost $600,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           600,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                           $     612,240

SHORT-TERM INVESTMENTS (1.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           968,896 Short-term investments held as collateral for loaned securities with yields ranging from 1.80% to 2.19% and
                    due dates ranging from April 1, 2002 to May 13, 2002 (d)                          $     968,000
             95,000 US Treasury Bills zero %, June 13, 2002                                                  94,684
          1,732,000 Interest in $750,000,000 joint tri-party repurchase agreement dated March 28, 2002 with Goldman Sachs & Co., Inc. due
                    April 1, 2002 with respect to various U.S. Government
                    obligations -- maturity value of $1,732,369 for an
                    effective yield of 1.92%                                                              1,732,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $2,794,674)                                    $   2,794,684
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $159,825,763) (b)                                         $ 164,850,548
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $165,400,917.

  (b) The aggregate identified cost on a tax basis is $161,732,820, resulting in gross unrealized appreciation and depreciation of $12,224,628 and $9,106,900, respectively, or net unrealized appreciation of $3,117,728.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2002:
      (as percentage of Market Value)

            Australia                0.9%
            Bermuda                  2.6
            Canada                   1.2
            Denmark                  1.3
            Finland                  1.4
            France                   6.4
            Germany                  2.9
            Italy                    1.6
            Japan                    5.7
            Netherlands              1.7
            South Korea              1.9
            Sweden                   1.1
            Switzerland              5.2
            United Kingdom          10.9
            United States           51.4
            Other                    3.8
                                   -----
            Total                  100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $669,856 of securities on loan
(identified cost $159,825,763) (Note 1)                                        $164,850,548
-------------------------------------------------------------------------------------------
Cash                                                                                 23,700
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           499,223
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,046,844
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,643,489
-------------------------------------------------------------------------------------------
Total assets                                                                    168,063,804

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities repurchased                                                  819,261
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          324,515
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        304,973
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           70,892
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       13,648
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,322
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              108,714
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  968,000
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               50,562
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,662,887
-------------------------------------------------------------------------------------------
Net assets                                                                     $165,400,917

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $174,474,769
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (127,287)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions (Note 1)                                                           (13,968,250)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in
foreign currencies                                                                5,021,685
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $165,400,917

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($111,208,900 divided by 9,154,501 shares)                                           $12.15
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.15)*                              $12.89
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($45,036,067 divided by 3,780,831 shares)**                                          $11.91
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($6,077,104 divided by 504,295 shares)**                                             $12.05
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,078,846 divided by 255,765 shares)                                               $12.04
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.04)*                              $12.48
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $72,242)                                       $ 1,205,026
-------------------------------------------------------------------------------------------
Interest                                                                             51,096
-------------------------------------------------------------------------------------------
Securities lending                                                                    1,764
-------------------------------------------------------------------------------------------
Total investment income                                                           1,257,886

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    580,791
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      196,524
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    7,265
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,717
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               119,239
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               209,440
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                27,214
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 9,416
-------------------------------------------------------------------------------------------
Other                                                                               103,129
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,257,735
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (24,300)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,233,435
-------------------------------------------------------------------------------------------
Net investment income                                                                24,451
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (6,898,232)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     120,424
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          64,509
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign currencies
during the period                                                                   (71,956)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                     20,274,456
-------------------------------------------------------------------------------------------
Net gain on investments                                                          13,489,201
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $13,513,652
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $     24,451     $    456,019
--------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions     (6,713,299)      (6,141,633)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                           20,202,500      (15,186,718)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        13,513,652      (20,872,332)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                (82,910)        (417,255)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --          (71,273)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --           (5,667)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --           (6,340)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --       (2,880,004)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (1,637,236)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --         (121,194)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (119,172)
--------------------------------------------------------------------------------------------------
  Return of capital
   Class A                                                                     --          (45,652)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --          (12,483)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --             (956)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --           (1,002)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      28,283,448       44,211,474
--------------------------------------------------------------------------------------------------
Total increase in net assets                                           41,714,190       18,020,908

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   123,686,727      105,665,819
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment
income of $127,287 and $68,828, respectively)                        $165,400,917     $123,686,727
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.05       $13.56       $14.06       $11.39       $12.50       $10.77
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .02(a)       .08(a)       .11(a)       .07(a)       .16(a)(d)    .14(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.09        (1.93)         .59         2.98         (.87)        3.13
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.11        (1.85)         .70         3.05         (.71)        3.27
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.01)        (.08)        (.26)        (.09)        (.09)        (.23)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.57)        (.94)        (.29)        (.31)       (1.31)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --         (.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.01)        (.66)       (1.20)        (.38)        (.40)       (1.54)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.15       $11.05       $13.56       $14.06       $11.39       $12.50
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 10.05*      (14.31)        5.10        27.06        (5.72)       33.88
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $111,209      $78,624      $63,055      $36,082      $22,091       $2,885
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .74*        1.50         1.59         1.69         1.70(d)      1.48(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .15*         .65          .77          .53         1.14(d)      1.19(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 46.11*      139.38        68.22        68.46        62.96       103.92
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 1998 and September 30, 1997, reflect a reduction of approximately 0.40% and 0.58% per share respectively.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                           For the period
Per-share                             March 31                                          Nov. 3, 1997+
operating performance               (Unaudited)         Year ended September 30         to Sept. 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.87       $13.38       $13.94       $11.34       $12.01
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.03)        (.01)          --(e)      (.03)         .04(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.07        (1.90)         .58         2.95         (.35)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.04        (1.91)         .58         2.92         (.31)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.03)        (.20)        (.03)        (.05)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.57)        (.94)        (.29)        (.31)
-----------------------------------------------------------------------------------------------------
Return of capital                         --           --(e)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.60)       (1.14)        (.32)        (.36)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.91       $10.87       $13.38       $13.94       $11.34
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.57*      (14.89)        4.26        26.08        (2.62)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $45,036      $38,875      $37,356      $28,105      $16,315
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.11*        2.25         2.34         2.44         2.24(d)*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.24)*       (.11)         .01         (.23)         .39(d)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 46.11*      139.38        68.22        68.46        62.96
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of 0.40% per share.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                     Six months
                                        ended                             For the period
Per-share                             March 31          Year ended        July 26, 1999+
operating performance                (Unaudited)       September 30        to Sept. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.98       $13.53       $14.06       $14.56
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.03)        (.01)         .01         (.01)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.10        (1.93)         .61         (.48)
----------------------------------------------------------------------------------------
Total from
investment operations                   1.07        (1.94)         .62         (.49)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --         (.03)        (.21)        (.01)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.57)        (.94)          --
----------------------------------------------------------------------------------------
Return of capital                         --         (.01)          --           --
----------------------------------------------------------------------------------------
Total distributions                       --         (.61)       (1.15)        (.01)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.05       $10.98       $13.53       $14.06
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.75*      (15.01)        4.48        (3.40)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,077       $4,124       $2,392         $515
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.11*        2.25         2.34          .44*
----------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.22)*       (.07)         .09         (.10)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 46.11*      139.38        68.22        68.46
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                           For the period
Per-share                            March 31                                           Nov. 3, 1997+
operating performance               (Unaudited)         Year ended September 30         to Sept. 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.97       $13.46       $14.00       $11.35       $12.01
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)         .01          .03           --(e)       .07(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.08        (1.89)         .58         2.98         (.36)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.07        (1.88)         .61         2.98         (.29)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.03)        (.21)        (.04)        (.06)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.57)        (.94)        (.29)        (.31)
-----------------------------------------------------------------------------------------------------
Return of capital                         --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.61)       (1.15)        (.33)        (.37)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.04       $10.97       $13.46       $14.00       $11.35
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.75*      (14.61)        4.46        26.57        (2.48)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,079       $2,064       $2,862       $2,712       $1,783
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99*        2.00         2.09         2.19         2.02(d)*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               (.10)*        .08          .24          .03          .62(d)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 46.11*      139.38        68.22        68.46        62.96
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of 0.40% per share.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Growth and Income Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income as a secondary objective by investing primarily in common stocks of companies worldwide.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At March 31, 2002, the value of securities loaned amounted to $669,856. The fund received cash collateral of $968,000 which is pooled with collateral of other Putnam funds into 35 issuers of high grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2002, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001, the fund had a capital loss carryover of approximately $2,908,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on September 30, 2009.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, March 31, 2002 the fund's expenses were reduced by $24,300 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $716 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of no monies and $284 from the sale of class A and class M shares, respectively, and received $33,382 and $350 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $99,794,351 and $67,155,713, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,511,734        $ 52,313,716
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 6,676              77,783
---------------------------------------------------------------------------
                                             4,518,410          52,391,499

Shares repurchased                          (2,479,844)        (28,766,557)
---------------------------------------------------------------------------
Net increase                                 2,038,566        $ 23,624,942
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,293,589        $ 80,732,105
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               254,600           3,250,286
---------------------------------------------------------------------------
                                             6,548,189          83,982,391

Shares repurchased                          (4,082,143)        (52,059,556)
---------------------------------------------------------------------------
Net increase                                 2,466,046        $ 31,922,835
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    695,255         $ 7,951,405
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               695,255           7,951,405

Shares repurchased                            (489,199)         (5,566,261)
---------------------------------------------------------------------------
Net increase                                   206,056         $ 2,385,144
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,374,503         $17,306,493
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               127,341           1,612,132
---------------------------------------------------------------------------
                                             1,501,844          18,918,625

Shares repurchased                            (719,247)         (8,916,193)
---------------------------------------------------------------------------
Net increase                                   782,597         $10,002,432
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    432,182         $ 5,041,199
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               432,182           5,041,199

Shares repurchased                            (303,338)         (3,568,869)
---------------------------------------------------------------------------
Net increase                                   128,844         $ 1,472,330
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    315,208         $ 4,075,649
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 9,395             120,345
---------------------------------------------------------------------------
                                               324,603           4,195,994

Shares repurchased                            (125,970)         (1,606,107)
---------------------------------------------------------------------------
Net increase                                   198,633         $ 2,589,887
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     98,335          $1,156,427
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                98,335           1,156,427

Shares repurchased                             (30,733)           (355,395)
---------------------------------------------------------------------------
Net increase                                    67,602          $  801,032
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     47,545         $   615,172
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 9,797             124,918
---------------------------------------------------------------------------
                                                57,342             740,090

Shares repurchased                             (81,739)         (1,043,770)
---------------------------------------------------------------------------
Net decrease                                   (24,397)        $  (303,680)
---------------------------------------------------------------------------

Note 5
Actions by Trustees

In April 2002, the Trustees approved the merger of Putnam Global Growth and Income Fund into Putnam Global Growth Fund. The transaction is currently scheduled to occur in September 2002. It is subject to a number of conditions and there is no guarantee it will occur.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA063-79281  197/2HP/2HQ  5/02



Putnam
Balanced
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

The aftermath of the September terrorist attacks and continued stock market volatility combined with an already difficult economic environment during Putnam Balanced Fund's semiannual period, which ended March 31, 2002. On the following pages, your management team explains how your fund fared in this environment and discusses expectations for the future.

This economic climate has also given Putnam pause and after several lengthy working sessions between Management and the Board of Trustees your Trustees have agreed to recommend the mergers of several funds. The intent of the mergers is to provide shareholders with more focused products that will play a consistent role in a broad investment plan. Your fund has been proposed for merger into The George Putnam Fund of Boston, which has a similar investment objective and strategy. For more details, see page 5.

As you read this report, you may notice that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance for the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 8, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Growth and Core Fixed-Income teams

During the first half of Putnam Balanced Fund's 2002 fiscal year, U.S. financial markets demonstrated both their resilience and their potential for volatility. While stocks rallied significantly after their September lows, they became more turbulent in the final months of the period as investors remained concerned about corporate profits and the well-publicized Enron/Arthur Andersen accounting scandal. For the six months ended March 31, 2002, your fund delivered a positive return at net asset value, but lagged its Lipper peer group as well as its stock market benchmarks, the S&P 500 Index and Russell 1000 Growth Index. This underperformance is due in part to disappointing results from some health-care holdings and an underweight position in the utilities sector, which performed well. Despite market volatility and investor skittishness, we remained focused on the fund's long-term objectives and continued to target stocks that we believe will reward investors over time.

Total return for 6 months ended 3/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   6.15%   -0.01%   5.81%  0.81%    5.77%  4.77%    5.88%   2.18%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* PERIOD MARKED BY RECOVERY AND NERVOUS INVESTORS

Your fund's fiscal year began just weeks after the September 11 terrorist attacks on New York and Washington -- unprecedented and tragic events that caused severe declines across all stock market sectors. Despite their profound impact, however, evidence of the U.S. market's resilience became apparent as early as October, when stocks began to recover. At the same time, the Federal Reserve Board continued its aggressive stance. It enacted a total of 11 interest-rate cuts in 2001, bringing short-term rates to their lowest level in four decades.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals        9.8%

Retail                 5.6%

Electronics            5.3%

Software               4.4%

Conglomerates          2.9%

Footnote reads:
*Based on net assets as of 3/31/02. Holdings will vary over time.


During the final three months of 2001, the market environment continued to improve and stocks surged as investors reacted enthusiastically to government efforts to stimulate the economy and positive military reports from Afghanistan. Investors also began to shift back into more aggressive growth stocks in anticipation of a recovery. In many cases, stocks that had been hurt most earlier in the year staged the most dramatic rebounds. In early 2002, however, the market rally came to an end, even as the economic picture brightened considerably. Evidence began to emerge that recovery was underway, the unemployment rate stopped rising, and the manufacturing sector grew for the first time in nearly two years. While these positive economic reports prompted several rallies, they often gave way to subsequent declines as concerns about corporate profits lingered. The effects of the ongoing Enron investigation also hurt investors' confidence. After significant strength in late 2001, stock market performance in the first three months of 2002 was generally flat.

* SOME HEALTH-CARE STOCKS WERE WEAK; SEMICONDUCTORS, FINANCIALS WERE STRONG

During the semiannual period, fund performance was dampened by weakness in some health-care holdings. Biotechnology company Invitrogen Corporation and drug companies King Pharmaceuticals and Schering-Plough experienced declines in the period. Pharmaceutical companies have faced a number of challenges recently, including a slower and more stringent FDA approval process, disappointing sales for several highly anticipated drugs, and an increasing number of medicines whose patent protection will soon expire. When patents expire for brand-name drugs, the companies that produce them often experience sales declines as consumers turn to the less expensive generic versions of the drugs. However, we remain optimistic about the long-term prospects for these companies, which we believe are fundamentally strong, and about prospects for the health-care sector as a whole. Hospital admissions are on the rise for the first time in years and the reimbursement environment has improved. Shifting demographics and growing support for patients' rights should provide attractive investment opportunities in the health-care industry for years to come.

Fund Profile

Putnam Balanced Fund seeks capital growth and current income by investing mainly in stocks of rapidly growing companies and in fixed-income securities such as U.S. Treasuries and mortgage-backed issues. The fund may be appropriate for investors who are seeking the growth potential of stocks combined with bond investments, which may offset the risk of downturns in the equity market. The fund typically targets a 60% allocation to stocks and a 40% position in bonds.


Stocks across many sectors of the fund's portfolio contributed positively to performance during the period. As encouraging signs emerged for semiconductor and semiconductor-equipment stocks, fund holdings Marvell Technology Group, Maxim Integrated Products, and Integrated Device Technology all performed well. EchoStar Communications, which offers direct broadcast satellite television service, boosted fund performance, as did financial stocks such as Citigroup Inc. and Fifth Third Bancorp. While these holdings, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

* INVESTMENTS IN BONDS REMAINED KEY TO  FUND STRATEGY

A key component of your fund's strategy is its investment in high-quality fixed-income securities, which are designed to cushion the blow of downturns in the stock market. The fund typically divides its assets between U.S. Treasury securities and mortgage-backed securities issued by government-sponsored agencies. During the period, timely adjustments to the bond portfolio's interest-rate sensitivity and its greater focus on mortgage-backed securities helped make a positive contribution to the fund's performance.


[GRAPHIC OMITTED: TOP 10 EQUITY HOLDINGS]

TOP 10 EQUITY HOLDINGS

Microsoft Corp.
Software

Pfizer, Inc.
Pharmaceuticals

General Electric Co.
Conglomerates

Intel Corp.
Electronics

Wal-Mart Stores, Inc.
Retail

Cisco Systems, Inc.
Communications equipment

Johnson & Johnson
Pharmaceuticals

American International Group, Inc.
Insurance

Philip Morris Companies, Inc.
Tobacco

Lilly (Eli) & Co.
Pharmaceuticals

Footnote reads:
These holdings represent 18.3% of the fund's net assets as of 3/31/02. Portfolio holdings will vary over time.


By the end of September and early October 2001, we felt the market had overreacted to September 11 by becoming too pessimistic. In response, we took on a defensive stance, shortening the bond portfolio's duration -- a measure of its sensitivity to changes in interest rates -- in order to insulate it from the negative influence of the rising rates we anticipated. We also built up holdings of mortgage-backed securities, which typically perform better than Treasuries in a rising rate environment. We believe those moves proved to be timely, as a steady stream of emerging data indicated that the economy was indeed recovering. By the end of February, we felt that market sentiment had swung too far the other way, that market participants had become too optimistic about growth, and that interest rates had risen too far too fast. As a result, we reversed course and lengthened the duration of the fixed-income portfolio. At the close of the period, approximately 42% of your fund's portfolio was invested in the fixed-income market.

* FUND REMAINS COMMITTED TO BALANCED STRATEGY

Looking ahead to the second half of fiscal 2002, we believe the fund's balanced strategy will be especially beneficial if the market remains turbulent. We plan to take full advantage of the long-term growth opportunities offered by the stock market while strategically selecting fixed-income securities in an effort to reduce the fund's overall risk. Although more volatility is likely, we believe that the global economic rebound that has taken hold over the last several months will lead to an improved outlook for corporate earnings in the second half of 2002. As always, we believe that investors with patience and a long-term perspective will be rewarded when we return to a more favorable environment for stocks.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/02, there is no guarantee the fund will continue to hold these securities in the future.

This fund is managed by the Putnam Large-Cap Growth and Core Fixed-Income teams. The members of the Large-Cap Growth Team are C. Beth Cotner, Bill DeRoche, Tony Elavia, Jeffrey Lindsey, David Santos, and Anthony Sellitto. The members of the Core Fixed-Income Team are Kevin Cronin, Rob Bloemker, Andrea Burke, Joanne Driscoll, D. William Kohli, Krishna Memani, James Prusko, and David Waldman.

MERGER PROPOSED FOR PUTNAM  BALANCED FUND

After careful study and lengthy working sessions with Putnam Investment Management, your fund's Trustees have agreed to recommend the merger of Putnam Balanced Fund into The George Putnam Fund of Boston. Completion of the merger is subject to a number of conditions, including the approval of shareholders. Proxy materials will be delivered within the next few months so you can submit your vote.

The George Putnam Fund of Boston has an investment strategy that is similar to Putnam Balanced Fund, investing in both stocks and bonds for investors seeking a balanced objective of both capital growth and current income. The George Putnam Fund of Boston focuses more on value stocks, while Putnam Balanced Fund emphasizes growth stocks. If the merger is approved, shareholders are expected to benefit from the more conservative, value-oriented equity investment style offered by The George Putnam Fund of Boston. In addition, shareholders are expected to benefit from potentially lower expenses provided by a larger asset base of the merged funds. We encourage you to vote on this important matter by returning your completed proxy material.

Once a registration statement relating to a merger has been filed with the SEC and is effective, you may call 1-800-225-1581 or visit the SEC Web site (www.sec.gov) for a free copy of the prospectus/proxy statement. It contains important information. Please read it carefully.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 3/31/02

                     Class A        Class B         Class C         Class M
(inception dates)   (1/3/95)       (4/4/00)        (4/4/00)        (4/4/00)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months          6.15%  -0.01%   5.81%   0.81%   5.77%   4.77%   5.88%   2.18%
------------------------------------------------------------------------------
1 year           -2.90   -8.46   -3.58   -8.36   -3.64   -4.59   -3.39   -6.74
------------------------------------------------------------------------------
5 years          47.12   38.69   41.88   39.96   41.91   41.91   43.55   38.62
Annual average    8.03    6.76    7.25    6.95    7.25    7.25    7.50    6.75
------------------------------------------------------------------------------
Life of fund    113.69  101.37  102.63  102.63  102.67  102.67  106.13   99.06
Annual average   11.05   10.15   10.24   10.24   10.25   10.25   10.50    9.97
------------------------------------------------------------------------------




COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/02

                                                                           Lehman
                                                                        Intermediate             Lehman
                                S&P 500            Russell 1000           Treasury              Aggregate         Consumer
                                 Index             Growth Index           Bond Index           Bond Index*       price index
-----------------------------------------------------------------------------------------------------------------------------
6 months                        10.99%                12.16%                -0.55%                 0.14%             0.22%
-----------------------------------------------------------------------------------------------------------------------------
1 year                           0.24                 -2.00                  4.63                  5.35              1.30
-----------------------------------------------------------------------------------------------------------------------------
5 years                         62.34                 44.16                 39.53                 44.02             11.62
Annual average                  10.18                  7.59                  6.89                  7.57              2.22
-----------------------------------------------------------------------------------------------------------------------------
Life of fund                   182.08                146.03                 65.88                 76.11             18.91
Annual average                  15.40                 13.24                  7.23                  8.13              2.42
-----------------------------------------------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

*This index will replace the Lehman Intermediate Treasury Bond Index as a benchmark for this fund. After a recent review of fund benchmarks, Putnam management has determined that the securities tracked by this index more accurately reflect the types of securities generally held by the fund.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                2             2             2             2
------------------------------------------------------------------------------
Income               $0.080        $0.048        $0.045        $0.056
------------------------------------------------------------------------------
Capital gains          --            --            --            --
------------------------------------------------------------------------------
  Total              $0.080        $0.048        $0.045        $0.056
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
9/30/01          $9.10   $9.66      $9.08         $9.09    $9.10   $9.43
------------------------------------------------------------------------------
3/31/02           9.58   10.16       9.56          9.57     9.58    9.93
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged index of common stock performance.

Russell 1000 Growth Index* is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Lehman Intermediate Treasury Bond Index* is an unmanaged index of Treasury bonds with maturities between 1 and up to 10 years.

Lehman Aggregate Bond Index* is an unmanaged index of U.S. fixed-income securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


THE FUND'S PORTFOLIO
March 31, 2002 (Unaudited)

COMMON STOCKS (50.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (1.0%)
-------------------------------------------------------------------------------------------------------------------
             36,300 Lockheed Martin Corp.                                                             $   2,090,154
             13,363 Northrop Grumman Corp.                                                                1,510,687
                                                                                                      -------------
                                                                                                          3,600,841

Banking (1.3%)
-------------------------------------------------------------------------------------------------------------------
             47,900 Bank of New York Company, Inc. (The)                                                  2,012,758
             22,900 Fifth Third Bancorp                                                                   1,545,292
             45,700 U.S. Bancorp                                                                          1,031,440
                                                                                                      -------------
                                                                                                          4,589,490

Beverage (1.4%)
-------------------------------------------------------------------------------------------------------------------
             19,600 Anheuser-Busch Companies, Inc.                                                        1,023,120
             37,200 Pepsi Bottling Group, Inc. (The)                                                        962,364
             56,100 PepsiCo, Inc.                                                                         2,889,150
                                                                                                      -------------
                                                                                                          4,874,634

Biotechnology (1.7%)
-------------------------------------------------------------------------------------------------------------------
             54,600 Amgen, Inc. (NON)                                                                     3,258,528
             41,600 Applera Corporation - Applied Biosystems Group                                          929,760
             18,000 Invitrogen Corp. (NON)                                                                  617,760
             32,060 MedImmune, Inc. (NON)                                                                 1,260,920
                                                                                                      -------------
                                                                                                          6,066,968

Broadcasting (1.1%)
-------------------------------------------------------------------------------------------------------------------
             26,700 Clear Channel Communications, Inc. (NON)                                              1,372,647
             85,500 Echostar Communications Corp. Class A (NON)                                           2,421,360
                                                                                                      -------------
                                                                                                          3,794,007

Commercial and Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
              8,600 eBay, Inc. (NON)                                                                        487,104

Communications Equipment (1.9%)
-------------------------------------------------------------------------------------------------------------------
            305,900 Cisco Systems, Inc. (NON) (SEG)                                                       5,178,887
             43,200 QUALCOMM, Inc. (NON)                                                                  1,626,048
                                                                                                      -------------
                                                                                                          6,804,935

Computers (1.6%)
-------------------------------------------------------------------------------------------------------------------
             67,853 Dell Computer Corp. (NON)                                                             1,771,642
             33,400 EMC Corp. (NON)                                                                         398,128
              8,500 IBM Corp.                                                                               884,000
             32,900 McDATA Corp. Class A (NON)                                                              390,523
             32,600 Network Appliance, Inc. (NON)                                                           664,388
             18,200 QLogic Corp. (NON)                                                                      901,264
             15,000 VeriSign, Inc. (NON)                                                                    405,000
                                                                                                      -------------
                                                                                                          5,414,945

Conglomerates (2.9%)
-------------------------------------------------------------------------------------------------------------------
            240,900 General Electric Co. (SEG)                                                            9,021,705
             30,565 Tyco International, Ltd. (Bermuda)                                                      987,861
                                                                                                      -------------
                                                                                                         10,009,566

Consumer Finance (0.3%)
-------------------------------------------------------------------------------------------------------------------
             17,600 Household International, Inc.                                                           999,680

Consumer Goods (0.3%)
-------------------------------------------------------------------------------------------------------------------
             20,700 Colgate-Palmolive Co.                                                                 1,183,005

Electronics (5.3%)
-------------------------------------------------------------------------------------------------------------------
             44,200 Alpha Industries, Inc. (NON)                                                            674,050
             24,300 Broadcom Corp. Class A (NON)                                                            872,370
             12,100 Brooks Automation, Inc. (NON)                                                           549,824
             21,000 Celestica, Inc. (Canada) (NON)                                                          761,460
             30,300 Integrated Device Technology, Inc. (NON)                                              1,007,172
            237,200 Intel Corp.                                                                           7,213,252
             32,300 Jabil Circuit, Inc. (NON)                                                               760,019
             33,400 Linear Technology Corp.                                                               1,476,948
             28,600 Marvell Technology Group, Ltd. (Bermuda) (NON)                                        1,252,680
             27,100 Maxim Integrated Products, Inc. (NON)                                                 1,509,741
             28,100 Micron Technology, Inc. (NON)                                                           924,490
             30,600 PMC-Sierra, Inc. (NON)                                                                  498,168
             56,300 RF Micro Devices, Inc. (NON)                                                          1,007,770
                                                                                                      -------------
                                                                                                         18,507,944

Energy (0.4%)
-------------------------------------------------------------------------------------------------------------------
             14,300 BJ Services Co. (NON)                                                                   492,921
             42,600 Rowan Companies, Inc. (NON)                                                             981,504
                                                                                                      -------------
                                                                                                          1,474,425

Entertainment (0.9%)
-------------------------------------------------------------------------------------------------------------------
             62,117 Viacom, Inc. Class B (NON)                                                            3,004,599

Financial (1.1%)
-------------------------------------------------------------------------------------------------------------------
             52,200 Citigroup, Inc.                                                                       2,584,944
             20,800 Freddie Mac                                                                           1,318,096
                                                                                                      -------------
                                                                                                          3,903,040

Food (0.3%)
-------------------------------------------------------------------------------------------------------------------
             28,900 Kraft Foods, Inc. Class A                                                             1,116,985

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------------------------------------------
             11,900 International Game Technology (NON)                                                     741,608

Health Care Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
             21,400 HCA, Inc.                                                                               943,312
             11,200 Trigon Healthcare, Inc. (NON)                                                           826,784
              9,800 Wellpoint Health Networks, Inc. (NON)                                                   623,966
                                                                                                      -------------
                                                                                                          2,394,062

Insurance (1.2%)
-------------------------------------------------------------------------------------------------------------------
             57,600 American International Group, Inc.                                                    4,155,264

Investment Banking/Brokerage (0.7%)
-------------------------------------------------------------------------------------------------------------------
             12,500 Goldman Sachs & Co.                                                                   1,128,125
             23,800 Merrill Lynch & Company, Inc.                                                         1,318,044
                                                                                                      -------------
                                                                                                          2,446,169

Leisure (0.4%)
-------------------------------------------------------------------------------------------------------------------
             22,200 Harley-Davidson, Inc.                                                                 1,223,886

Media (0.9%)
-------------------------------------------------------------------------------------------------------------------
             75,483 AOL Time Warner, Inc. (NON)                                                           1,785,173
             64,400 Fox Entertainment Group, Inc. Class A (NON)                                           1,523,060
                                                                                                      -------------
                                                                                                          3,308,233

Medical Technology (1.2%)
-------------------------------------------------------------------------------------------------------------------
             32,100 Baxter International, Inc.                                                            1,910,592
             41,500 Medtronic, Inc.                                                                       1,876,215
             10,900 Zimmer Holdings, Inc. (NON)                                                             371,145
                                                                                                      -------------
                                                                                                          4,157,952

Oil & Gas (0.3%)
-------------------------------------------------------------------------------------------------------------------
             27,500 EOG Resources, Inc.                                                                   1,115,400

Pharmaceuticals (9.8%)
-------------------------------------------------------------------------------------------------------------------
             15,900 Allergan, Inc.                                                                        1,027,935
             23,600 Andrx Group (NON)                                                                       895,384
             24,700 Enzon, Inc. (NON)                                                                     1,093,963
             71,700 Johnson & Johnson                                                                     4,656,915
             54,800 King Pharmaceuticals, Inc. (NON)                                                      1,918,548
             51,200 Lilly (Eli) & Co.                                                                     3,901,440
             32,600 Merck & Company, Inc.                                                                 1,877,108
            239,511 Pfizer, Inc.                                                                          9,518,167
             35,600 Pharmacia Corp.                                                                       1,604,848
            118,900 Schering-Plough Corp.                                                                 3,721,570
             57,900 Wyeth                                                                                 3,801,135
                                                                                                      -------------
                                                                                                         34,017,013

Regional Bells (0.2%)
-------------------------------------------------------------------------------------------------------------------
             14,800 SBC Communications, Inc.                                                                554,112

Restaurants (0.4%)
-------------------------------------------------------------------------------------------------------------------
             59,088 Starbucks Corp. (NON)                                                                 1,366,705

Retail (5.6%)
-------------------------------------------------------------------------------------------------------------------
             57,300 Bed Bath & Beyond, Inc. (NON)                                                         1,933,875
             84,800 Foot Locker, Inc. (NON)                                                               1,372,064
             38,600 Home Depot, Inc. (The)                                                                1,876,346
             38,300 Kohl's Corp. (NON)                                                                    2,725,045
             51,400 Lowe's Companies, Inc.                                                                2,235,386
             86,100 Office Depot, Inc. (NON)                                                              1,709,085
             39,700 Talbots, Inc. (The)                                                                   1,405,380
             98,789 Wal-Mart Stores, Inc.                                                                 6,054,778
                                                                                                      -------------
                                                                                                         19,311,959

Semiconductor (1.1%)
-------------------------------------------------------------------------------------------------------------------
             18,600 Applied Materials, Inc. (NON)                                                         1,009,422
              7,900 Cymer, Inc. (NON)                                                                       392,314
             23,900 KLA-Tencor Corp. (NON)                                                                1,589,350
             18,200 Novellus Systems, Inc. (NON)                                                            985,348
                                                                                                      -------------
                                                                                                          3,976,434

Software (4.4%)
-------------------------------------------------------------------------------------------------------------------
             44,400 Check Point Software Technologies, Ltd. (Israel) (NON)                                1,349,760
            168,819 Microsoft Corp. (NON)                                                                10,181,474
             57,700 Oracle Corp. (NON)                                                                      738,560
             19,400 PeopleSoft, Inc. (NON)                                                                  708,682
             35,700 Siebel Systems, Inc. (NON)                                                            1,164,177
             24,216 VERITAS Software Corp. (NON)                                                          1,061,387
                                                                                                      -------------
                                                                                                         15,204,040

Technology Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
             29,300 Automatic Data Processing, Inc.                                                       1,707,311
             51,800 KPMG Consulting, Inc. (NON)                                                           1,046,360
                                                                                                      -------------
                                                                                                          2,753,671

Tobacco (1.1%)
-------------------------------------------------------------------------------------------------------------------
             76,200 Philip Morris Companies, Inc.                                                         4,013,454
                                                                                                      -------------
                    Total Common Stocks (cost $181,649,298)                                           $ 176,572,130
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (40.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (22.9%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association Pass-Through Certificates
$        15,682,367 7 1/2s, with due dates from December 1, 2029 to July 1, 2031                      $  16,260,529
          3,255,000 7 1/4s, May 15, 2030                                                                  3,536,265
          4,000,000 7 1/4s, January 15, 2010                                                              4,335,640
          1,805,000 TBA, 7s, April 1, 2017                                                                1,868,735
         17,455,354 6 1/2s, with due dates from March 1, 2016 to April 1, 2030                           17,776,083
         11,663,969 6 1/2s, with due dates from March 1, 2031 to February 1, 2032                        11,622,795
            111,262 6s, September 1, 2031                                                                   107,957
            568,173 6s, with due dates from June 1, 2015 to April 1, 2016                                   567,697
                    Government National Mortgage Association Pass-Through Certificates
            738,541 7s, with due dates from May 15, 2023 to February 15, 2030                               757,293
         23,162,202 6 1/2s, with due dates from September 15, 2024 to
                    February 15, 2032                                                                    23,135,534
                                                                                                      -------------
                                                                                                         79,968,528

U.S. Treasury Obligations (17.1%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          9,725,000 6 1/4s, May 15, 2030                                                                 10,089,688
          2,665,000 5 1/4s, February 15, 2029                                                             2,395,995
                    U.S. Treasury Notes
         16,270,000 5s, August 15, 2011                                                                  15,725,931
         15,475,000 4 7/8s, February 15, 2012                                                            14,846,251
         11,832,000 3 1/2s, November 15, 2006                                                            11,190,469
         21,845,000 U.S. Treasury Strip zero %, November 15, 2024                                         5,447,051
                                                                                                      -------------
                                                                                                         59,695,385
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations (cost $142,133,011)                  $ 139,663,913

Collateralized Mortgage Obligations (1.7%)
-------------------------------------------------------------------------------------------------------------------
                    Freddie Mac
$        10,709,693 Ser. 216, IO, 6s, 1/1/32                                                          $   3,440,489
          8,050,049 Ser. 212, IO, 6s, 5/1/31                                                              2,349,608
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $4,930,480)                       $   5,790,097

PREFERRED STOCKS (--%) (a) (cost $16)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                250 TCR Holding Corp. Class E zero % pfd.                                             $           1

SHORT-TERM INVESTMENTS (8.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $ 1,500,000 Quincy Capital Corp. effective yield of 1.95%, May 14, 2002                       $   1,496,506
          2,104,707 Short-term investments held as collateral for loaned securities with yields ranging from 1.80% to 2.19% and due dates ranging from
                    April 1, 2002 to May 13, 2002 (d)                                                     2,102,760
         16,383,000 Interest in $715,000,000 joint tri-party repurchase agreement dated
                    March 28, 2002 with Goldman Sachs & Co. due April 1, 2002 with respect to various U.S. Government obligations -- maturity value
                    of $16,386,495 for an effective yield of 1.92%                                       16,383,000
          9,654,000 Interest in $750,000,000 joint repurchase agreement dated
                    March 28, 2002 with Morgan Stanley, Dean Witter & Co. due
                    April 1, 2002 with respect to various U.S. Government
                    obligations -- maturity value of $9,656,027 for an effective yield
                    of 1.89%                                                                              9,654,000
                                                                                                      -------------
                    Total Short-term Investments (cost $29,636,266)                                   $  29,636,266
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $358,349,071) (b)                                         $ 351,662,407
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $349,067,880.

  (b) The aggregate identified cost on a tax basis is $367,025,209 resulting in gross unrealized appreciation and depreciation of $12,138,287 and $27,501,089 respectively, or net unrealized depreciation of $15,362,802.

  (d) See footnote 1 to the financial statements.

(NON) Non-income-producing security.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2002.

      TBA after the name of a security represents to be announced securities (Note 1).

------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2002
                                                                  Unrealized
                                   Aggregate Face Expiration     Appreciation/
                     Total Value        Value        Date       (Depreciation)
------------------------------------------------------------------------------
S&P 500 Index
(Short)              $4,596,800      $4,683,332     June-02       $  86,532
U.S. Treasury Note
10 yr.(Long)          5,225,105       5,390,279     June-02        (165,174)
------------------------------------------------------------------------------
                                                                  $ (78,642)
------------------------------------------------------------------------------
TBA Sales Commitments at March 31, 2002
(proceeds receivable $6,998,361)
                                                   Settlement       Market
Agency                            Principal Amount    Date          Value
------------------------------------------------------------------------------
FNMA, 6 1/2s,
April 2032                           $7,017,000     4/16/02      $6,979,740
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $2,041,819 of securities on loan
(identified cost $358,349,071) (Note 1)                                        $351,662,407
-------------------------------------------------------------------------------------------
Cash                                                                                 20,518
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,284,627
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           22,374,068
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   20,966,788
-------------------------------------------------------------------------------------------
Total assets                                                                    396,308,408

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                30,697
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 36,530,638
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          633,113
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        523,475
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          175,275
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         6,075
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,162
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              168,757
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $6,998,361)
(Note 1)                                                                          6,979,740
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                2,102,760
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               87,836
-------------------------------------------------------------------------------------------
Total liabilities                                                                47,240,528
-------------------------------------------------------------------------------------------
Net assets                                                                     $349,067,880

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $443,675,950
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (720,349)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (87,141,036)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (6,746,685)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $349,067,880

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($254,656,719 divided by 26,584,560 shares)                                           $9.58
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.58)*                               $10.16
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($24,408,581 divided by 2,553,879 shares)**                                           $9.56
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share ($4,005,814
divided by 418,616 shares)**                                                          $9.57
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,053,326 divided by 214,334 shares)                                                $9.58
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.58)*                                $9.93
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($63,943,440 divided by 6,673,476 shares)                                             $9.58
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest income                                                                 $ 3,471,622
-------------------------------------------------------------------------------------------
Dividends                                                                           569,497
-------------------------------------------------------------------------------------------
Securities lending                                                                   13,121
-------------------------------------------------------------------------------------------
Total investment income                                                           4,054,240

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,045,594
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      537,351
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,949
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,411
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               285,815
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               111,649
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                20,299
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 7,893
-------------------------------------------------------------------------------------------
Other                                                                               126,179
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,144,140
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (27,000)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,117,140
-------------------------------------------------------------------------------------------
Net investment income                                                             1,937,100
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (11,266,189)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (389,824)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts and
TBA sales commitments during the period                                          27,438,918
-------------------------------------------------------------------------------------------
Net gain on investments                                                          15,782,905
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $17,720,005
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         March 31          September 30
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $  1,937,100          $  4,541,008
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                      (11,656,013)          (74,724,725)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              27,438,918           (37,234,970)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                             17,720,005          (107,418,687)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (1,904,630)           (3,058,174)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (117,882)             (160,314)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (19,073)              (28,580)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (12,139)              (16,831)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (610,468)           (1,492,959)
-------------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --              (544,028)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --               (63,566)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (13,400)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                (3,795)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (549,989)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --              (131,505)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --               (12,651)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --                (2,595)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                  (855)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (110,920)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      40,215,506           281,856,323
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                           55,271,319           168,247,474

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   293,796,561           125,549,087
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income and undistributed net investment income
of $720,349 and $6,743, respectively)                                $349,067,880          $293,796,561
-------------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.10       $14.30       $12.63       $11.92       $11.90       $11.03
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .06(a)       .19(a)(d)    .34(a)(d)    .25(a)(d)    .22(d)       .25(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .50        (5.10)        3.06         2.02         1.05         2.16
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .56        (4.91)        3.40         2.27         1.27         2.41
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.08)        (.20)        (.33)        (.22)        (.25)        (.27)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.08)       (1.40)       (1.34)       (1.00)       (1.27)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.08)        (.29)       (1.73)       (1.56)       (1.25)       (1.54)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.58        $9.10       $14.30       $12.63       $11.92       $11.90
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.15*      (34.70)       28.40        20.25        12.18        24.58
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $254,657     $210,305      $72,565       $3,967       $3,147       $2,769
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .66*        1.21(d)       .91(d)       .78(d)       .77(d)       .71(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .61*        1.65(d)      2.00(d)      2.05(d)      1.82(d)      2.29(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 72.58*(e)   210.37(e)    275.49       123.90       139.55       151.15
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the year. As a result of such limitation, expenses for the fund reflect a reduction based on average net assets of 0.02%, 0.15%, 1.55%, 1.05% and 1.12% for the years ended September 30, 2001, September 30, 2000, September 30,
    1999, September 30, 1998 and September 30, 1997, respectively (Note 2).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                             March 31   Year ended  April 4, 2000+
operating performance               (Unaudited)   Sept. 30  to September 30
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.08       $14.29       $14.27
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (a)                .02          .10(d)       .07(d)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .51        (5.09)         .01
---------------------------------------------------------------------------
Total from
investment operations                    .53        (4.99)         .08
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.05)        (.13)        (.06)
---------------------------------------------------------------------------
From net realized gain
on investments                            --         (.08)          --
---------------------------------------------------------------------------
From return of capital                    --         (.01)          --
---------------------------------------------------------------------------
Total distributions                     (.05)        (.22)        (.06)
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.56        $9.08       $14.29
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  5.81*      (35.24)        0.53*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $24,409      $17,433       $6,215
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.03*        1.96(d)       .88(d)*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .23*         .90(d)       .58(d)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 72.58*(e)   210.37(e)    275.49
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the periods. As a result of such limitation, expenses for the fund reflect a reduction based on average net assets of 0.02% and 0.15% for the periods ended
    September 30, 2001 and September 30, 2000, respectively (Note 2).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                            March 31    Year ended  April 4, 2000+
operating performance               (Unaudited)   Sept. 30  to September 30
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.09       $14.28       $14.27
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (a)                .02          .10(d)       .07(d)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .51        (5.08)         .01
---------------------------------------------------------------------------
Total from
investment operations                    .53        (4.98)         .08
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.05)        (.11)        (.07)
---------------------------------------------------------------------------
From net realized gain
on investments                            --         (.08)          --
---------------------------------------------------------------------------
From return of capital                    --         (.02)          --
---------------------------------------------------------------------------
Total distributions                     (.05)        (.21)        (.07)
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.57        $9.09       $14.28
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  5.77*      (35.22)        0.55*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,006       $3,769         $918
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.03*        1.96(d)       .88(d)*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .24*         .94(d)       .58(d)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 72.58*(e)   210.37(e)    275.49
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the periods. As a result of such limitation, expenses for the fund reflect a reduction based on average net assets of 0.02% and 0.15% for the periods ended
    September 30, 2001 and September 30, 2000, respectively (Note 2).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                            March 31   Year ended   April 4, 2000+
operating performance              (Unaudited)   Sept. 30   to September 30
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.10       $14.30       $14.27
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (a)                .04          .13(d)       .09(d)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .50        (5.09)          --
---------------------------------------------------------------------------
Total from
investment operations                    .54        (4.96)         .09
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.06)        (.14)        (.06)
---------------------------------------------------------------------------
From net realized gain
on investments                            --         (.08)          --
---------------------------------------------------------------------------
From return of capital                    --         (.02)          --
---------------------------------------------------------------------------
Total distributions                     (.06)        (.24)        (.06)
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.58        $9.10       $14.30
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  5.88*      (35.04)        0.61*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,053       $1,972         $562
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .91*        1.71(d)       .76(d)*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .36*        1.12(d)       .70(d)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 72.58*(e)   210.37(e)    275.49
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the periods. As a result of such limitation, expenses for the fund reflect a reduction based on average net assets of 0.02% and 0.15% for the periods ended
    September 30, 2001 and September 30, 2000, respectively (Note 2).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                            March 31    Year ended August 2, 2000+
operating performance               (Unaudited)  Sept. 30   to September 30
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.10       $14.30       $13.95
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (a)                .07          .22(d)       .05(d)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .50        (5.10)         .34
---------------------------------------------------------------------------
Total from
investment operations                    .57        (4.88)         .39
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.09)        (.22)        (.04)
---------------------------------------------------------------------------
From net realized gain
on investments                            --         (.08)          --
---------------------------------------------------------------------------
From return of capital                    --         (.02)          --
---------------------------------------------------------------------------
Total distributions                     (.09)        (.32)        (.04)
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.58        $9.10       $14.30
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.28*      (34.55)        2.82*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $63,943      $60,317      $45,289
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .53*         .96(d)       .13(d)*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .74*        1.93(d)       .37(d)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 72.58*(e)   210.37(e)    275.49
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the periods. As a result of such limitation, expenses for the fund reflect a reduction based on average net assets of 0.02% and 0.15% for the periods ended
    September 30, 2001 and September 30, 2000, respectively (Note 2).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Balanced Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

G) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At March 31, 2002, the value of securities loaned amounted to $2,041,819. The fund received cash collateral of $2,102,760 which is pooled with collateral of other Putnam funds into 35 issuers of high grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2002, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001, the fund had a capital loss carryover of approximately $712,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on September 30, 2009.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended March 31, 2002 the fund's expenses were reduced by $27,000 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $627 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $33,254 and $109 from the sale of class A and class M shares, respectively, and received $26,206 and $1,036 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2002 Putnam Retail Management, acting as underwriter received $17 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $240,744,328 and $217,910,686 respectively. Purchases and sales of U.S. government obligations aggregated $923,475,893 and $912,787,115 respectively.

Note 4
Capital shares

At March 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,794,272        $ 55,942,496
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               194,304           1,884,268
---------------------------------------------------------------------------
                                             5,988,576          57,826,764

Shares repurchased                          (2,510,441)        (24,327,519)
---------------------------------------------------------------------------
Net increase                                 3,478,135        $ 33,499,245
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 22,885,420        $263,651,555
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               351,900           3,699,165
---------------------------------------------------------------------------
                                            23,237,320         267,350,720

Shares repurchased                          (5,204,260)        (55,890,444)
---------------------------------------------------------------------------
Net increase                                18,033,060        $211,460,276
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,007,894         $ 9,820,315
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                11,191             108,311
---------------------------------------------------------------------------
                                             1,019,085           9,928,626

Shares repurchased                            (384,256)         (3,727,441)
---------------------------------------------------------------------------
Net increase                                   634,829         $ 6,201,185
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,902,902         $21,951,997
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                19,566             217,635
---------------------------------------------------------------------------
                                             1,922,468          22,169,632

Shares repurchased                            (438,457)         (4,643,116)
---------------------------------------------------------------------------
Net increase                                 1,484,011         $17,526,516
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    104,499          $1,034,686
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,636              15,878
---------------------------------------------------------------------------
                                               106,135           1,050,564

Shares repurchased                            (102,000)           (987,389)
---------------------------------------------------------------------------
Net increase                                     4,135          $   63,175
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    838,316         $10,119,934
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 3,400              38,448
---------------------------------------------------------------------------
                                               841,716          10,158,382

Shares repurchased                            (491,560)         (5,697,532)
---------------------------------------------------------------------------
Net increase                                   350,156         $ 4,460,850
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     31,321           $ 302,953
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,237              11,993
---------------------------------------------------------------------------
                                                32,558             314,946

Shares repurchased                             (34,833)           (338,199)
---------------------------------------------------------------------------
Net decrease                                    (2,275)          $ (23,253)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    226,236          $2,381,248
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,960              20,780
---------------------------------------------------------------------------
                                               228,196           2,402,028

Shares repurchased                             (50,852)           (518,627)
---------------------------------------------------------------------------
Net increase                                   177,344          $1,883,401
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    773,188         $ 7,518,182
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                62,938             610,463
---------------------------------------------------------------------------
                                               836,126           8,128,645

Shares repurchased                            (787,539)         (7,653,491)
---------------------------------------------------------------------------
Net increase                                    48,587         $   475,154
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,610,991        $ 70,730,005
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               190,998           2,153,868
---------------------------------------------------------------------------
                                             5,801,989          72,883,873

Shares repurchased                          (2,343,291)        (26,358,593)
---------------------------------------------------------------------------
Net increase                                 3,458,698        $ 46,525,280
---------------------------------------------------------------------------

Note 5
Actions by Trustees

In April 2002, the Trustees approved the merger of Putnam Balanced Fund into The George Putnam Fund of Boston. The transaction is currently scheduled to occur in September 2002. It is subject to a number of conditions and there is no guarantee it will occur.


PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $305 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund +
High Yield Trust
High Yield Trust II *
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
Strategic Income Fund *
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

*In anticipation of mergers expected later this year, these funds are closed to new investors.

+Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA072-79274  318  5/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Balanced Fund
Supplement to Semiannual Report dated 3/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 3/31/02

                                                        NAV
6 months                                               4.41%
1 year                                                -2.66
5 years                                               47.69
Annual average                                         8.11
Life of fund (since class A inception, 1/3/95)       114.51
Annual average                                        11.11

Share value:                                            NAV
9/30/01                                                $9.10
3/31/02                                                $9.58
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     1       $0.092           --            $0.092
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.